                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998

ADCPB BALANCE
Initial ADCPB                                                                                       85,790,915.00
Prior Month ADCPB                                                                                   65,572,767.90
Current Month ADCPB (Before addition of New Property)                                               63,095,524.14
Base Principal Amount (Prior - Current)                                                              2,477,243.77
Add:  ADCPB of New Transferred Property                                                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                                                      63,095,524.14

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                                                          56,392,580.39
     Class A Certificate Rate                                                                                6.85%
     One twelfth of Class A Certificate Rate                                                                 0.57%
     Class A Certificate Interest                                                                      321,907.65
     Prior Month Class A Overdue Interest                                                                    0.00

     Class A Interest Due                                                                              321,907.65
     Class A Interest Paid                                                                             321,907.65

     Current Month Class A Overdue Interest                                                                  0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                                                          56,392,580.39
     Class A Percentage                                                                                     86.00%
     Base Principal Amount                                                                           2,477,243.77
     Class A Base Principal Distribution Amount                                                      2,130,429.64
     Prior Month Class A Overdue Principal                                                                   0.00
     Total A Note Principal Due                                                                      2,130,429.64

     Class A Principal Paid                                                                          2,130,429.64

     Class A Overdue Principal                                                                               0.00
                                                                                                    -------------
     Current Month Class A Principal Balance                                                        54,262,150.75

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998



CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                                                         2,622,911.10
     Class B-1 Certificate Rate                                                                              7.63%
     One twelfth of Class B-1 Certificate Rate                                                               0.64%
     Class B-1 Certificate Interest                                                                     16,677.34
     Prior Month Class B-1 Overdue Interest                                                                  0.00

     Class B-1 Interest Due                                                                             16,677.34
     Class B-1 Interest Paid                                                                            16,677.34

     Current Month Class B-1 Overdue Interest                                                                0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                                                         2,622,911.10
     Class B-1 Percentage                                                                                    4.00%
     Base Principal Amount                                                                           2,477,243.77
     Class B-1 Base Principal Distribution Amount                                                       99,089.75
     Prior Month B-1 Overdue Principal                                                                       0.00
     Total B-1 Note Principal Due                                                                       99,089.75

     Class B-1 Principal Paid                                                                           99,089.75


     Class B-1 Overdue Principal                                                                             0.00

     Current Month Class B-1 Principal Balance                                                       2,523,821.35

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998



Class B-2 Interest Schedule
     Prior Month Class B-2 Principal Balance                                                         2,622,911.10
     Class B-2 Certificate Rate                                                                              8.17%
     One twelfth of Class B-2 Certificate Rate                                                               0.68%
     Class B-2 Certificate Interest                                                                     17,857.65
     Prior Month Class B-2 Overdue Interest                                                                  0.00

     Class B-2 Interest Due                                                                             17,857.65
     Class B-2 Interest Paid                                                                            17,857.65

     Current Month Class B-2 Overdue Interest                                                                0.00

Class B-2 Principal Schedule

     Prior Month Class B-2 Principal Balance                                                         2,622,911.10
     Class B-2 Percentage                                                                                    4.00%
     Base Principal Amount                                                                           2,477,243.77
     Class B-2 Base Principal Distribution Amount                                                       99,089.75
     Prior Month B-1 Overdue Principal                                                                       0.00
     Total B-1 Note Principal Due                                                                       99,089.75

     Class B-2 Principal Paid                                                                           99,089.75

     Class B-2 Overdue Principal                                                                             0.00

     Current Month Class B-2 Principal Balance                                                       2,523,821.35

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998



SERVICING FEE SCHEDULE
     Prior Month ADCPB                                                  65,572,768
     Servicer Fee Rate                                                      0.5000%
     One-twelfth                                                            0.0417%
     Servicer Fee                                                        27,321.99

     Prior Servicer Fee Arrearage                                             0.00
     Servicer Fee Due                                                    27,321.99

     Servicer Fee Paid                                                   27,321.99

     Current Servicing Fee Arrearage                                          0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                                  65,572,768
     Back-Up Servicer Fee Rate                                              0.0130%
     One-twelfth                                                            0.0011%
     Back-up Servicer Fee                                                   710.37

     Prior Back-Up Servicer Fee Arrearage                                     0.00
     Total Back-Up Servicer Fee Due                                         710.37

     Back-Up Servicer Fee Paid                                              710.37

     Current Back-Up Servicing Fee Arrearage                                  0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                            291.67
     Trustee Fee Rate                                                       0.0100%

     Prior Trustee Fee Arrearage                                              0.00
     Total Trustee Fee Due                                                  291.67

     Trustee Fee Paid                                                       291.67

     Current Trustee Fee Arrearage                                            0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                           56,392,580.39
     Monthly Premium Rate                                                   0.0208%
     Prior Premium Arrearage                                                  0.00
     Premium Amount Due                                                  11,748.00

     Premium Amount Paid                                                 11,748.00

     Current Premium Arrearage                                                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998

EARLY AMORTIZATION EVENTS

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be in Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998

Restricting Event Calculations

       (a) Event of Servicer Termination (Yes/No)                   No
                                                                ------------

       (b) Certificate Insurer makes an Insured Payment             No
                                                                ------------

       (a) Gross Charge-Off Event (Yes/No)                          No
                                                                ------------

       (b) Delinquency Trigger Event                                No
                                                                ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or
       (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                       Gross                       Gross                      Monthly
                                      Defaults       Recoveries  Charge-offs      ADCPB       Charge-offs
                                      --------       ----------  -----------      -----       -----------
           2 months prior             212,220         212,220           0      67,643,591        0.00%
           1 month prior              147,032         147,032           0      65,786,008        0.00%
           Current                    364,097         269,832      94,265      63,095,524        0.15%


                                                                                                 0.05%
                                                                                                 2.50%


30+ DELINQUENCIES

                                                                                Monthly
                               Delinquencies                 ADCPB           Delinquencies
                               -------------                 -----           -------------
           2 months prior           3,465,357              67,643,591            5.12%
           1 month prior            4,147,299              65,786,008            6.30%
           Current month            3,814,432              63,095,524            6.05%

                             Delinquency Ratio:                                  5.82%
                             Maximum Delinquency Ratio:                          6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                    No
                                                                ------------
       (b) Issuer Delinquency Trigger Ratio                          No
                                                                ------------


GROSS DEFAULTS (>=180)

                                                                                  Monthly
                                   Gross Defaults                   ADCPB        Charge-offs
                                   --------------                   -----        -----------
           Current                      2,090                     63,095,524        0.00%


                i  A         Subordinated Percentage                               10.00%

                   B         WAL of Remaining Leases                                1.74

               ii            Two
                             Ratio (i/ii)                                           2.88%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                               Monthly
                                   Delinquencies                  ADCPB      Delinquencies
                                   -------------                  -----      -------------
           2 months prior             563,209                  67,643,591        0.83%
           1 month prior              614,454                  65,786,008        0.93%
           Current month              462,400                  63,095,524        0.73%


                             Issuer Delinquency Trigger Ratio:                   0.83%
                             Maximum Ratio Allowed:                              2.50%


Early Amortization Event

       (1) Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                                ------------
       (2) Has a Gross Charge-Off Event Occurred?                    No
                                                                ------------
       (3) Has a Delinquency Event Occurred?                         No
                                                                ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998

     AGING/DELINQUENCY STATISTICS

                                                                                           ADCPB                Total
     Current                                                                                  59,281,092        93.95%
     31-60 Days Past Due                                                                       2,718,123         4.31%
     61-90 Days Past Due                                                                         633,910         1.00%
     91+ Days Past Due                                                                           462,400         0.73%
                                                                                       -----------------     --------

     Total                                                                                    63,095,524       100.00%


     CERTIFICATE FACTORS

     Class A Notes                                                                           0.735456943
     Class B-1 Notes                                                                         0.735456970
     Class B-2 Notes                                                                         0.735456970


     SUBSTITUTION LIMITS [SECTION 7]

     ADCPB as of Cut-Off Date                                                              85,790,915.00
     Maximum Substitution (10% of Initial)                                                  8,579,091.50
     Maximum Substitution for Defaulted Contracts (5% of Initial)                           4,289,545.75

     Prior month Cumulative ADCPB Substituted                                               3,332,268.58
     Current month ADCPB Substituted                                                                  --
                                                                                       -----------------
     Cumulative ADCPB Substituted                                                           3,332,268.58

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts                       1,980,863.06
     Current month ADCPB Substituted Defaulted Contracts                                              --
                                                                                       -----------------
     Cumulative ADCPB Substituted for Defaulted Contracts                                   1,980,863.06


     PORTFOLIO PREPAYMENT STATISTICS

     Prior month Cumulative ADCPB prepaid                                                   6,798,937.71
     Current month ADCPB prepaid                                                              741,407.38
                                                                                       -----------------
     Cumulative ADCPB prepaid                                                               7,540,345.09

     Prior month Cumulative ADCPB Defaulted                                                 3,248,480.58
     Current month ADCPB Defaulted                                                            328,111.51
                                                                                       -----------------
     Cumulative ADCPB Defaulted                                                             3,576,592.09

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998



BEGINNING ACCOUNT BALANCES                                                                       329,535.91

LOCKBOX ACCOUNT
   Transfer of prior period Payments not yet transferred to Collection Account                  (238,379.69)
   Transfer of prior period Excluded Amounts not yet transferred                                 (41,639.43)
   Collections Received [5.02 (b)(d)]                                                          2,437,339.87
   Excluded Amounts [5.02 (d)][Definition]                                                      (881,317.81)
   Collections on Deposit due Collection Account [5.02 (d)]                                   (1,508,754.85)

   ENDING BALANCE                                                                                 96,784.00


COLLECTION ACCOUNT
   BEGINNING BALANCE, DECEMBER 1, 1997                                                                      1,350,595.86

   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1997
   Add:  Servicer Advance                                                                                     851,364.13
   Add:  Payments due Collection Account from last 2 business days prior period                               238,379.69
   Add:  Add'l transfers                                                                                            0.00
   Add: Amounts to Collection Acct from Security deposit account                                                    0.00
   Less: Total distributions on  December 10, 1997                                                         (2,440,339.68)
   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1998
   Aggregate Amount of Actual Payments [6.01 b (i)]                                                         1,577,845.99
   Add: Servicer Advances [5.03][6.01 b (ii)]                                                                       0.00
   Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                   0.00
   Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                              0.00
   Add: Any Investment Earnings [6.01 b (v)]                                                                    5,188.49
   Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                        0.00
   Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                     0.00
   Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                               0.00
   Add: Security Deposits Related to Prepayment                                                                     0.00
   Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                  0.00
   Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                               0.00
   Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                 0.00
   Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                    0.00

   Ending balance on December 31, 1997 and January 1, 1998                                                  1,583,034.48

   Add: Servicer Advances to be deposited on Determination Date                                             1,286,444.75
   Add: Payments due Collection Acct from last 3 business days                                                132,282.11
   Add: Payments not yet transferred to the Collection Account                                                      0.00
   Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                        0.00

   Adjusted Collection Account Balance                                                                      3,001,761.34

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998

SECURITY DEPOSIT ACCOUNT

   Beginning  Balance                                                                                137,237.25
   Add: Balance deposited on closing date                                                                  0.00
   Add: Security Deposits [6.02 b]                                                                         0.00
   Less: Amounts to Collection Account [6.02 c]                                                            0.00
   Add:  Investment Earnings                                                                             643.65

   Ending balance on December 31, 1997                                                               137,880.90

   Less: Amounts to Collection Account [6.02 c]                                                            0.00

   Adjusted Security Deposit  Account Balance                                                        137,880.90

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

   BEGINNING BALANCE                                                                                                  0.00
   Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00
   Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                      0.00
   Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00

   Ending balance on December 31, 1997                                                                                0.00

   Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00

   Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00

   Adjusted New Transferred Property Funding Account Balance                                                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1998

Available Amount to Certificate Holders                                        3,001,761.34


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)


   (i)     Initial Unpaid Amts inadvertently dep. in Collection Account
           [6.06 c (i)]                                                                        0.00

   (ii)    Indemnity payments paid inadvertently dep in Collection Account
           [6.06 c (ii)]                                                                       0.00

   (iii)   Aggregate of: [6.06 c (iii)]
           (A)     Unreimbursed Servicer Advances from prior periods                           0.00
           (B)     Servicer Fee and unpaid Servicer Fee                                   27,321.99
           (C)     Servicing Charges inadvertently deposited in Collection Account             0.00

   (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                           710.37

   (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]            11,748.00

   (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c
           (vi)]                                                                             291.67

   (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c
           (vii)]                                                                        321,907.65

   (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest
           [6.06 c (viii)]                                                                16,677.34

   (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest
           [6.06 c (ix)]                                                                  17,857.65

   (x)     Class A Base  Principal Distribution Amount and Overdue Class A
           Principal [6.06 c (x)]                                                      2,130,429.64

   (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment
           Date [6.06 b (xi)]                                                                  0.00

   (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1
           Principal [6.06 c (xii)] provided no restricting event exists                  99,089.75


   (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2
           Principal [6.06 c (xiii)] provided no restricting event or issuer
           restricting event exists                                                       99,089.75

   (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                  0.00

   (xv)    Prepayments optionally transferred to collection account and disbursed in consideration of the transfer of New Transferred
           Property not in excess of $5,000,000 [6.06 c (xv)]                                  0.00

   (xvi)   To the Holder of the Trust Certificate any remaining amounts
           [6.06 b (xiii)]                                                               276,637.53


   Reviewed By:


   -----------------------------------------
   Craig M. Spencer
   Senior Vice President and
   Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

ADCPB BALANCE

Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             63,095,524.14
Current Month ADCPB (Before addition of New Property)         60,358,395.78
Base Principal Amount (Prior - Current)                        2,737,128.36
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                60,358,395.78

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                    54,262,150.75
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                309,746.44
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        309,746.44
     Class A Interest Paid                                       309,746.44

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                    54,262,150.75
     Class A Percentage                                               86.00%
     Base Principal Amount                                     2,737,128.36
     Class A Base Principal Distribution Amount                2,353,930.39
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                2,353,930.39
     Additional Class A Principal Due                                  0.00
                                                              -------------
     Class A Principal Paid                                    2,353,930.39

     Class A Overdue Principal                                         0.00
                                                              -------------
     Current Month Class A Principal Balance                  51,908,220.36

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
---------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,523,821.35
     Class B-1 Certificate Rate                                            7.63%
     One twelfth of Class B-1 Certificate Rate                             0.64%
     Class B-1 Certificate Interest                                   16,047.30
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           16,047.30
     Class B-1 Interest Paid                                          16,047.30

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,523,821.35
     Class B-1 Percentage                                                  4.00%
     Base Principal Amount                                         2,737,128.36
     Class B-1 Base Principal Distribution Amount                    109,485.13
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                    109,485.13
                                                                   ------------

     Class B-1 Principal Paid                                        109,485.13


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,414,336.22

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,523,821.35
     Class B-2 Certificate Rate                                            8.17%
     One twelfth of Class B-2 Certificate Rate                             0.68%
     Class B-2 Certificate Interest                                   17,183.02
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           17,183.02
     Class B-2 Interest Paid                                          17,183.02

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,523,821.35
     Class B-2 Percentage                                                  4.00%
     Base Principal Amount                                         2,737,128.36
     Class B-2 Base Principal Distribution Amount                    109,485.13
     Prior Month B-1 Overdue Principal                                     0.00
                                                                   ------------
     Total B-1 Note Principal Due                                    109,485.13

     Class B-2 Principal Paid                                        109,485.13

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     2,414,336.22

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               63,095,524
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     26,289.80

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 26,289.80

     Servicer Fee Paid                                                26,289.80

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               63,095,524
     Back-Up Servicer Fee Rate                                           0.0130%
     One-twelfth                                                         0.0011%
     Back-up Servicer Fee                                                683.53

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                      683.53

     Back-Up Servicer Fee Paid                                           683.53

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        54,262,150.75
     Monthly Premium Rate                                                0.0208%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               11,305.00

     Premium Amount Paid                                              11,305.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

RESTRICTING EVENT CALCULATIONS                                        NO

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                  Gross
                             Gross                       Gross                  Charge-Off
                            Defaults    Recoveries    Charge-Offs    ADCPB        Ratio
                            --------    ----------    -----------    -----        -----
           2 months prior     147,032     147,032            0     65,786,008     0.00%
           1 month prior      364,097     269,832       94,265     63,095,524     1.79%
           Current            836,804     745,087       91,717     60,358,396     1.82%


           3 Month Gross Charge-Off Ratio                                         1.21%
           Maximum Allowed                                                        2.50%

30+ DELINQUENCIES

                                                                   Monthly
                           Delinquencies     ADCPB               Delinquencies
                           -------------     -----               -------------
           2 months prior   4,147,299      65,786,008               6.30%
           1 month prior    3,814,432      63,095,524               6.05%
           Current month    3,373,454      60,358,396               5.59%

                           Delinquency Ratio:                       5.98%
                           Maximum Delinquency Ratio:               6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------

GROSS DEFAULTS (>=180)


                           Monthly Gross
                              Defaults       ADCPB
                              --------       -----
           Current month       38,307      60,358,396
           1 month prior        2,090      63,095,524
           2 months prior       2,090      65,786,008
           Sum/Average         42,487      63,079,976         0.0674%
                                                                   4
           Gross Defaults                                       0.27%

                 i A       Subordinated Percentage             10.00%
                   B       WAL of Remaining Leases              2.06
                ii         Two
                           Ratio (i/ii)                         2.42%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                               Monthly
                           Delinquencies     ADCPB           Delinquencies
                           -------------     -----           -------------
           2 months prior     614,454      65,786,008           0.93%
           1 month prior      462,400      63,095,524           0.73%
           Current month      369,255      60,358,396           0.61%


                           Issuer Delinquency Trigger Ratio:    0.76%
                           Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordination Level < 14%                   No
                                                      ------------

      (2)  Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

      (3)  Has a Delinquency Event Occurred?              No
                                                      ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

       Aging/Delinquency Statistics

                                                                         ADCPB             Total
Current                                                                   56,984,942          94.41%
31-60 Days Past Due                                                        2,053,704           3.40%
61-90 Days Past Due                                                          950,495           1.57%
91+ Days Past Due                                                            369,255           0.61%
                                                                     ---------------     ----------

Total                                                                     60,358,396         100.00%


Certificate Factors

Class A Notes                                                            0.703552301
Class B-1 Notes                                                          0.703552334
Class B-2 Notes                                                          0.703552334


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                               85,790,915.00
Maximum Substitution (10% of Initial)                                   8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)            4,289,545.75

Prior month Cumulative ADCPB Substituted                                3,332,268.58
Current month ADCPB Substituted                                                   --
                                                                     ---------------
Cumulative ADCPB Substituted                                            3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts        1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                               --
                                                                     ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                    1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                    7,540,345.09
Current month ADCPB prepaid                                               994,092.09
                                                                     ---------------
Cumulative ADCPB prepaid                                                8,534,437.18

Prior month Cumulative ADCPB Defaulted                                  3,576,592.09
Current month ADCPB Defaulted                                             790,923.86
                                                                     ---------------
Cumulative ADCPB Defaulted                                              4,367,515.95

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998



BEGINNING ACCOUNT BALANCES                                                                         96,784.00

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                  (132,573.59)
    Transfer of prior period Excluded Amounts not yet transferred                                 (57,246.72)
    Collections Received [5.02 (b)(d)] 2,502,865.21 Excluded Amounts [5.02 (d)][Definition]      (987,638.60)
    Collections on Deposit due Collection Account [5.02 (d)]                                   (1,310,486.22)

    Ending Balance                                                                                111,704.08


COLLECTION ACCOUNT
    BEGINNING BALANCE, JANUARY 1, 1998                                                               1,583,034.48

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1998
    Add:  Servicer Advance                                                                           1,286,444.75
    Add:  Payments due Collection Account from last 2 business days prior period                       132,282.11
    Add:  Add'l transfers                                                                                    0.00
    Add: Amounts to Collection Acct from Security deposit account                                            0.00
    Less: Total distributions on  January 10, 1998                                                  (3,001,761.34)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                 1,308,250.23
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                               0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                      0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                            4,474.76
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                             0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                       0.00
    Add: Security Deposits Related to Prepayment                                                             0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                          0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                         0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                             0.00

    Ending balance on January 31, 1998 and February 1, 1998                                          1,312,724.99

    Add: Servicer Advances to be deposited on Determination Date                                     1,658,306.55
    Add: Payments due Collection Acct from last 3 business days                                        160,830.05
    Add: Payments not yet transferred to the Collection Account                                              0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                0.00

    Adjusted Collection Account Balance                                                              3,131,861.59

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                137,880.90
    Add: Balance deposited on closing date                                  0.00
    Add: Security Deposits [6.02 b]                                         0.00
    Less: Amounts to Collection Account [6.02 c]                            0.00
    Add:  Investment Earnings                                             666.99
                                                                      ----------

    Ending balance on January 31, 1998                                138,547.89

    Less: Amounts to Collection Account [6.02 c]                            0.00

    Adjusted Security Deposit  Account Balance                        138,547.89


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT



Beginning Balance                                                                                 0.00
Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                  ----

Ending balance on January 31, 1998                                                                0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                  ----

Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                 3,131,861.59

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

(i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

(ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

(iii)  Aggregate of: [6.06 c (iii)]
       (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
       (B)    Servicer Fee and unpaid Servicer Fee                                                          26,289.80
       (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

(iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 683.53

(v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  11,305.00

(vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

(vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            309,746.44

(viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        16,047.30

(ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          17,183.02

(x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            2,353,930.39

(xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

(xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        109,485.13
       provided no restricting event exists

(xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       109,485.13
       provided no restricting event or issuer restricting event exists

(xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

(xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
       consideration of the transfer of New Transferred Property not in excess of
       $5,000,000 [6.06 c (xv)]

(xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        177,414.18


    Reviewed By:



    ----------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

ADCPB BALANCE
Initial ADCPB                                             85,790,915.00
Prior Month ADCPB                                         60,358,395.78
Current Month ADCPB (Before addition of New Property)     58,394,704.32
Base Principal Amount (Prior - Current)                    1,963,691.46
Add:  ADCPB of New Transferred Property                            0.00
Ending ADCPB (Current + ADCPB of New Property)            58,394,704.32

CLASS A INTEREST SCHEDULE

      Prior Month Class A Principal Balance               51,908,220.36
      Class A Certificate Rate                                     6.85%
      One twelfth of Class A Certificate Rate                      0.57%
      Class A Certificate Interest                           296,309.42
      Prior Month Class A Overdue Interest                         0.00

      Class A Interest Due                                   296,309.42
      Class A Interest Paid                                  296,309.42

      Current Month Class A Overdue Interest                       0.00

CLASS A PRINCIPAL SCHEDULE

      Prior Month Class A Principal Balance               51,908,220.36
      Class A Percentage                                          86.00%
      Base Principal Amount                                1,963,691.46
      Class A Base Principal Distribution Amount           1,688,774.65
      Prior Month Class A Overdue Principal                        0.00
      Total A Note Principal Due                           1,688,774.65
      Additional Class A Principal Due                             0.00
                                                          -------------
      Class A Principal Paid                               1,688,774.65

      Class A Overdue Principal                                    0.00
                                                          -------------
      Current Month Class A Principal Balance             50,219,445.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


CLASS B-1 INTEREST SCHEDULE

      Prior Month Class B-1 Principal Balance                         2,414,336.22
      Class B-1 Certificate Rate                                              7.63%
      One twelfth of Class B-1 Certificate Rate                               0.64%
      Class B-1 Certificate Interest                                     15,351.15
      Prior Month Class B-1 Overdue Interest                                  0.00

      Class B-1 Interest Due                                             15,351.15
      Class B-1 Interest Paid                                            15,351.15

      Current Month Class B-1 Overdue Interest                                0.00

CLASS B-1 PRINCIPAL SCHEDULE

      Prior Month Class B-1 Principal Balance                         2,414,336.22
      Class B-1 Percentage                                                    4.00%
      Base Principal Amount                                           1,963,691.46
      Class B-1 Base Principal Distribution Amount                       78,547.66
      Prior Month B-1 Overdue Principal                                       0.00
      Total B-1 Note Principal Due                                       78,547.66
                                                                      ------------

      Class B-1 Principal Paid                                           78,547.66


      Class B-1 Overdue Principal                                             0.00

      Current Month Class B-1 Principal Balance                       2,335,788.56

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


CLASS B-2 INTEREST SCHEDULE

      Prior Month Class B-2 Principal Balance                      2,414,336.22
      Class B-2 Certificate Rate                                           8.17%
      One twelfth of Class B-2 Certificate Rate                            0.68%
      Class B-2 Certificate Interest                                  16,437.61
      Prior Month Class B-2 Overdue Interest                               0.00

      Class B-2 Interest Due                                          16,437.61
      Class B-2 Interest Paid                                         16,437.61

      Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE

      Prior Month Class B-2 Principal Balance                      2,414,336.22
      Class B-2 Percentage                                                 4.00%
      Base Principal Amount                                        1,963,691.46
      Class B-2 Base Principal Distribution Amount                    78,547.66
      Prior Month B-1 Overdue Principal                                    0.00
                                                                   ------------
      Total B-1 Note Principal Due                                    78,547.66

      Class B-2 Principal Paid                                        78,547.66

      Class B-2 Overdue Principal                                          0.00

      Current Month Class B-2 Principal Balance                    2,335,788.56

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


SERVICING FEE SCHEDULE

      Prior Month ADCPB                                              60,358,396
      Servicer Fee Rate                                                  0.5000%
      One-twelfth                                                        0.0417%
      Servicer Fee                                                    25,149.33

      Prior Servicer Fee Arrearage                                         0.00
      Servicer Fee Due                                                25,149.33

      Servicer Fee Paid                                               25,149.33

      Current Servicing Fee Arrearage                                      0.00

BACK-UP SERVICING FEE SCHEDULE

      Prior Month ADCPB                                              60,358,396
      Back-Up Servicer Fee Rate                                          0.0130%
      One-twelfth                                                        0.0011%
      Back-up Servicer Fee                                               653.88

      Prior Back-Up Servicer Fee Arrearage                                 0.00
      Total Back-Up Servicer Fee Due                                     653.88

      Back-Up Servicer Fee Paid                                          653.88

      Current Back-Up Servicing Fee Arrearage                              0.00


TRUSTEE FEE SCHEDULE

      Trustee Fee                                                        291.67
      Trustee Fee Rate                                                   0.0100%

      Prior Trustee Fee Arrearage                                          0.00
      Total Trustee Fee Due                                              291.67

      Trustee Fee Paid                                                   291.67

      Current Trustee Fee Arrearage                                        0.00


CERTIFICATE PREMIUM SCHEDULE

      Class A Certificate Principal Balance                       51,908,220.36
      Monthly Premium Rate                                               0.0208%
      Prior Premium Arrearage                                              0.00
      Premium Amount Due                                              10,814.00

      Premium Amount Paid                                             10,814.00

      Current Premium Arrearage                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

RESTRICTING EVENT CALCULATIONS                                        NO

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                    Gross
                              Gross                        Gross                  Charge-Off
                            Defaults        Recoveries  Charge-Offs    ADCPB        Ratio
                            --------        ----------  -----------    -----        -----
           2 months prior     364,097         269,832      94,265     63,095,524    1.79%
           1 month prior      836,804         745,087      91,717     60,358,396    1.82%
           Current             24,381          23,034       1,347     58,394,704    0.03%


           3 Month Gross Charge-Off Ratio                                           1.21%
           Maximum Allowed                                                          2.50%


30+ DELINQUENCIES

                                                                           Monthly
                          Delinquencies      ADCPB                       Delinquencies
                          -------------      -----                       -------------
           2 months prior   3,814,432      63,095,524                       6.05%
           1 month prior    3,373,454      60,358,396                       5.59%
           Current month    3,441,565      58,394,704                       5.89%

                           Delinquency Ratio:                               5.84%
                           Maximum Delinquency Ratio:                       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------

GROSS DEFAULTS (>=180)

                            Monthly Gross                       Monthly
                              Defaults       ADCPB            Charge-Offs
                              --------       -----            -----------
           Current month       24,381      58,394,704           0.0418%
           1 month prior       38,307      60,358,396           0.0635%
           2 months prior       2,090      63,095,524           0.0033%
           Sum/Average         64,778      60,616,208           0.1069%
                                                                     4
           Gross Defaults                                         0.43%

                 i A       Subordinated Percentage               10.00%
                   B       WAL of Remaining Leases                1.71
                ii         Two
                           Ratio (i/ii)                           2.93%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                              Monthly
                           Delinquencies     ADCPB          Delinquencies
                           -------------     -----          -------------
           2 months prior     462,400      63,095,524           0.73%
           1 month prior      369,255      60,358,396           0.61%
           Current month      695,661      58,394,704           1.19%


                           Issuer Delinquency Trigger Ratio:    0.85%
                           Maximum Ratio Allowed:               2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordination Level < 14%                   No
                                                      ------------

      (2)  Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

      (3)  Has a Delinquency Event Occurred?              No
                                                      ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

       Aging/Delinquency Statistics

                                                                                         ADCPB              Total
Current                                                                                   54,953,139          94.11%
31-60 Days Past Due                                                                        2,463,019           4.22%
61-90 Days Past Due                                                                          282,885           0.48%
91+ Days Past Due                                                                            695,661           1.19%
                                                                                     ---------------     ----------

Total                                                                                     58,394,704         100.00%


Certificate Factors

Class A Notes                                                                            0.680663031
Class B-1 Notes                                                                          0.680663065
Class B-2 Notes                                                                          0.680663065


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                               85,790,915.00
Maximum Substitution (10% of Initial)                                                   8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                            4,289,545.75

Prior month Cumulative ADCPB Substituted                                                3,332,268.58
Current month ADCPB Substituted                                                                   --
                                                                                     ---------------
Cumulative ADCPB Substituted                                                            3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                        1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                               --
                                                                                     ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                                    1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                                    8,534,437.18
Current month ADCPB prepaid                                                               265,632.72
                                                                                     ---------------
Cumulative ADCPB prepaid                                                                8,800,069.90

Prior month Cumulative ADCPB Defaulted                                                  4,367,515.95
Current month ADCPB Defaulted                                                              24,381.28
                                                                                     ---------------
Cumulative ADCPB Defaulted                                                              4,391,897.23

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                            111,704.08

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account      (160,830.05)
    Transfer of prior period Excluded Amounts not yet transferred                     (50,445.23)
    Collections Received [5.02 (b)(d)]                                              2,337,823.82
    Excluded Amounts [5.02 (d)][Definition]                                          (907,725.22)
    Collections on Deposit due Collection Account [5.02 (d)]                       (1,227,164.64)

    Ending Balance                                                                    103,362.76

COLLECTION ACCOUNT
    BEGINNING BALANCE, FEBRUARY 1, 1998                                                                1,312,724.99

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1998
    Add:  Servicer Advance                                                                             1,658,306.55
    Add:  Payments due Collection Account from last 2 business days prior period                         160,830.05
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  February 10, 1998                                                   (3,131,861.59)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,227,164.64
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              3,770.67
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

    Ending balance on February 28, 1998 and March 1, 1998                                              1,230,935.31

    Add: Servicer Advances to be deposited on Determination Date                                         969,616.15
    Add: Payments due Collection Acct from last 3 business days                                          249,191.58
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,449,743.04

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                138,547.89
    Add: Balance deposited on closing date                                  0.00
    Add: Security Deposits [6.02 b]                                         0.00
    Less: Amounts to Collection Account [6.02 c]                            0.00
    Add:  Investment Earnings                                             577.08
                                                                      ----------

    Ending balance on February 28, 1998                               139,124.97

    Less: Amounts to Collection Account [6.02 c]                            0.00

    Adjusted Security Deposit  Account Balance                        139,124.97

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


Beginning Balance                                                                                 0.00
Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                  ----

Ending balance on February 28, 1998                                                               0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                  ----

Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                     2,449,743.04

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

(i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

(ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

(iii)  Aggregate of: [6.06 c (iii)]
       (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
       (B)    Servicer Fee and unpaid Servicer Fee                                                          25,149.33
       (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

(iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 653.88

(v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  10,814.00

(vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

(vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            296,309.42

(viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        15,351.15

(ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          16,437.61

(x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,688,774.65

(xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

(xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         78,547.66
       provided no restricting event exists

(xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        78,547.66
       provided no restricting event or issuer restricting event exists

(xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

(xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
       consideration of the transfer of New Transferred Property not in excess of
       $5,000,000 [6.06 c (xv)]

(xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        238,866.01


    Reviewed By:



    ----------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     85,790,915.00
Prior Month ADCPB                                                 58,394,704.32
Current Month ADCPB (Before addition of New Property)             55,926,195.61
Base Principal Amount (Prior - Current)                            2,468,508.71
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    55,926,195.61

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        50,219,445.71
     Class A Certificate Rate                                              6.85%
     One twelfth of Class A Certificate Rate                               0.57%
     Class A Certificate Interest                                    286,669.34
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            286,669.34
     Class A Interest Paid                                           286,669.34

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        50,219,445.71
     Class A Percentage                                                   86.00%
     Base Principal Amount                                         2,468,508.71
     Class A Base Principal Distribution Amount                    2,122,917.49
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    2,122,917.49
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                        2,122,917.49

     Class A Overdue Principal                                             0.00
                                                                  -------------
     Current Month Class A Principal Balance                      48,096,528.22

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,335,788.56
     Class B-1 Certificate Rate                                            7.63%
     One twelfth of Class B-1 Certificate Rate                             0.64%
     Class B-1 Certificate Interest                                   14,851.72
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           14,851.72
     Class B-1 Interest Paid                                          14,851.72

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,335,788.56
     Class B-1 Percentage                                                  4.00%
     Base Principal Amount                                         2,468,508.71
     Class B-1 Base Principal Distribution Amount                     98,740.35
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     98,740.35
                                                                   ------------

     Class B-1 Principal Paid                                         98,740.35


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,237,048.21

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,335,788.56
     Class B-2 Certificate Rate                                            8.17%
     One twelfth of Class B-2 Certificate Rate                             0.68%
     Class B-2 Certificate Interest                                   15,902.83
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           15,902.83
     Class B-2 Interest Paid                                          15,902.83

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,335,788.56
     Class B-2 Percentage                                                  4.00%
     Base Principal Amount                                         2,468,508.71
     Class B-2 Base Principal Distribution Amount                     98,740.35
     Prior Month B-1 Overdue Principal                                     0.00
                                                                   ------------
     Total B-1 Note Principal Due                                     98,740.35

     Class B-2 Principal Paid                                         98,740.35

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     2,237,048.21

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               58,394,704
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     24,331.13

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 24,331.13

     Servicer Fee Paid                                                24,331.13

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               58,394,704
     Back-Up Servicer Fee Rate                                           0.0130%
     One-twelfth                                                         0.0011%
     Back-up Servicer Fee                                                632.61

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                      632.61

     Back-Up Servicer Fee Paid                                           632.61

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        50,219,445.71
     Monthly Premium Rate                                                0.0208%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               10,462.00

     Premium Amount Paid                                              10,462.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

RESTRICTING EVENT CALCULATIONS                                        NO

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                ----------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                ----------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                ----------------

      (b)  Delinquency Trigger Event                                  No
                                                                ----------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                                           Gross
                                     Gross                               Gross                          Charge-Off
                                    Defaults        Recoveries        Charge-Offs      ADCPB               Ratio
                                    --------        ----------        -----------      -----               -----
           2 months prior            836,804         745,087              91,717      60,358,396            1.82%
           1 month prior              24,381          23,034               1,347      58,394,704            0.03%
           Current                   172,015          83,915              88,101      56,026,295            1.89%


           3 Month Gross Charge-Off Ratio                                                                   1.25%
           Maximum Allowed                                                                                  2.50%

30+ DELINQUENCIES

                                                                         Monthly
                                 Delinquencies      ADCPB             Delinquencies
                                 -------------      -----             -------------
           2 months prior          3,373,454      60,358,396               5.59%
           1 month prior           3,441,565      58,394,704               5.89%
           Current month           3,415,516      56,026,295               6.10%

                           Delinquency Ratio:                              5.86%
                           Maximum Delinquency Ratio:                      6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                  No
                                                             ----------------

      (b)  Issuer Delinquency Trigger Ratio                        No
                                                             ----------------


GROSS DEFAULTS (>=180)


                             Monthly Gross                        Monthly
                               Defaults        ADCPB           Gross Defaults
                             -------------     -----           --------------
           Current month              0      56,026,295            0.0000%
           1 month prior         24,381      58,394,704            0.0418%
           2 months prior        38,307      60,358,396            0.0635%
                                 -------     -----------           -------
           Sum/Average           62,688      58,259,798            0.1076%
                                                                        4
           Gross Defaults                                            0.43%

                 i A       Subordinated Percentage                  10.00%
                ii B       WAL of Remaining Leases                   1.71
                           Two                                          2
                           Ratio (i/ii)/2                            2.93%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                           Monthly
                             Delinquencies        ADCPB                 Delinquencies
                             -------------        -----                 -------------
           2 months prior       369,255         60,358,396                  0.61%
           1 month prior        695,661         58,394,704                  1.19%
           Current month        511,071         56,026,295                  0.91%


                           Issuer Delinquency Trigger Ratio:                0.91%
                           Maximum Ratio Allowed:                           2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordination Level < 14%                         No
                                                        --------------------

      (2)  Has a Gross Charge-Off Event Occurred?               No
                                                        --------------------

      (3)  Has a Delinquency Event Occurred?                    No
                                                        --------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

       Aging/Delinquency Statistics

                                                                                 ADCPB            Total
       Current                                                                   52,610,780          93.90%
       31-60 Days Past Due                                                        2,260,243           4.03%
       61-90 Days Past Due                                                          644,201           1.15%
       91+ Days Past Due                                                            511,071           0.91%
                                                                            ---------------     ----------

       Total                                                                     56,026,295         100.00%


       Certificate Factors

       Class A Notes                                                            0.651889487
       Class B-1 Notes                                                          0.651889524
       Class B-2 Notes                                                          0.651889524


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                               85,790,915.00
       Maximum Substitution (10% of Initial)                                   8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)            4,289,545.75

       Prior month Cumulative ADCPB Substituted                                3,332,268.58
       Current month ADCPB Substituted                                                   --
                                                                            ---------------
       Cumulative ADCPB Substituted                                            3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts        1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                               --
                                                                            ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                    1,980,863.06


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                    8,800,069.90
       Current month ADCPB prepaid                                               470,459.75
                                                                            ---------------
       Cumulative ADCPB prepaid                                                9,270,529.65

       Prior month Cumulative ADCPB Defaulted                                  4,391,897.23
       Current month ADCPB Defaulted                                              88,402.66
                                                                            ---------------
       Cumulative ADCPB Defaulted                                              4,480,299.89

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                            103,362.76

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                      (249,191.58)
    Transfer of prior period Excluded Amounts not yet transferred                                    (115,285.83)
    Collections Received [5.02 (b)(d)]                                                              2,851,943.36
    Excluded Amounts [5.02 (d)][Definition]                                                          (998,559.61)
    Collections on Deposit due Collection Account [5.02 (d)]                                       (1,494,194.74)

    Ending Balance                                                                                     98,074.36


COLLECTION ACCOUNT
    BEGINNING BALANCE, MARCH 1, 1998                                                                   1,230,935.31

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 1998
    Add:  Servicer Advance                                                                               969,616.15
    Add:  Payments due Collection Account from last 2 business days prior period                         249,191.58
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  March 10, 1998                                                      (2,449,743.04)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,494,194.74
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              3,816.18
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

    Ending balance on March 31, 1998 and April 1, 1998                                                 1,498,010.92

    Add: Servicer Advances to be deposited on Determination Date                                         787,197.03
    Add: Payments due Collection Acct from last 3 business days                                          388,331.54
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,673,539.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                139,124.97
    Add: Balance deposited on closing date                                  0.00
    Add: Security Deposits [6.02 b]                                         0.00
    Less: Amounts to Collection Account [6.02 c]                            0.00
    Add:  Investment Earnings                                             618.17
                                                                      ----------

    Ending balance on March 31, 1998                                  139,743.14

    Less: Amounts to Collection Account [6.02 c]                            0.00

    Adjusted Security Deposit  Account Balance                        139,743.14

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                 0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Ending balance on March 31, 1998                                                                  0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                      2,673,539.49


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                          24,331.13
           (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 632.61

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  10,462.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            286,669.34

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        14,851.72

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          15,902.83

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            2,122,917.49

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         98,740.35
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        98,740.35
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              0.00


    Reviewed By:



    ------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     85,790,915.00
Prior Month ADCPB                                                 55,926,195.61
Current Month ADCPB (Before addition of New Property)             53,766,936.01
Base Principal Amount (Prior - Current)                            2,159,259.60
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    53,766,936.01

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        48,096,528.22
     Class A Certificate Rate                                              6.85%
     One twelfth of Class A Certificate Rate                               0.57%
     Class A Certificate Interest                                    274,551.02
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            274,551.02
     Class A Interest Paid                                           274,551.02

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        48,096,528.22
     Class A Percentage                                                   86.00%
     Base Principal Amount                                         2,159,259.60
     Class A Base Principal Distribution Amount                    1,856,963.26
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,856,963.26
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                        1,856,963.26

     Class A Overdue Principal                                             0.00
                                                                  -------------
     Current Month Class A Principal Balance                      46,239,564.96

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,237,048.21
     Class B-1 Certificate Rate                                            7.63%
     One twelfth of Class B-1 Certificate Rate                             0.64%
     Class B-1 Certificate Interest                                   14,223.90
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           14,223.90
     Class B-1 Interest Paid                                          14,223.90

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,237,048.21
     Class B-1 Percentage                                                  4.00%
     Base Principal Amount                                         2,159,259.60
     Class B-1 Base Principal Distribution Amount                     86,370.38
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     86,370.38
                                                                   ------------

     Class B-1 Principal Paid                                         86,370.38


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,150,677.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,237,048.21
     Class B-2 Certificate Rate                                            8.17%
     One twelfth of Class B-2 Certificate Rate                             0.68%
     Class B-2 Certificate Interest                                   15,230.57
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           15,230.57
     Class B-2 Interest Paid                                          15,230.57

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,237,048.21
     Class B-2 Percentage                                                  4.00%
     Base Principal Amount                                         2,159,259.60
     Class B-2 Base Principal Distribution Amount                     86,370.38
     Prior Month B-1 Overdue Principal                                     0.00
                                                                   ------------
     Total B-1 Note Principal Due                                     86,370.38

     Class B-2 Principal Paid                                         86,370.38

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     2,150,677.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               55,926,196
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     23,302.58

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 23,302.58

     Servicer Fee Paid                                                23,302.58

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               55,926,196
     Back-Up Servicer Fee Rate                                           0.0130%
     One-twelfth                                                         0.0011%
     Back-up Servicer Fee                                                605.87

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                      605.87

     Back-Up Servicer Fee Paid                                           605.87

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        48,096,528.22
     Monthly Premium Rate                                                0.0208%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               10,020.00

     Premium Amount Paid                                              10,020.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

RESTRICTING EVENT CALCULATIONS                                   NO

      (a)  Event of Servicer Termination (Yes/No)                No
                                                           ----------------

      (b)  Certificate Insurer makes an Insured Payment          No
                                                           ----------------

      (a)  Gross Charge-Off Event (Yes/No)                       No
                                                           ----------------

      (b)  Delinquency Trigger Event                             No
                                                           ----------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                                             Gross
                                      Gross                                  Gross                        Charge-Off
                                     Defaults            Recoveries       Charge-Offs     ADCPB              Ratio
                                     --------            ----------       -----------     -----              -----
           2 months prior              24,381               23,034           1,347      58,394,704           0.03%
           1 month prior              172,015               83,915          88,101      56,026,295           1.89%
           Current                    122,143               46,342          75,801      53,938,852           1.69%


           3 Month Gross Charge-Off Ratio                                                                    1.20%
           Maximum Allowed                                                                                   2.50%


30+ DELINQUENCIES

                                                                                  Monthly
                                  Delinquencies            ADCPB                Delinquencies
                                  -------------            -----                -------------
           2 months prior           3,441,565            58,394,704                5.89%
           1 month prior            3,415,516            56,026,295                6.10%
           Current month            2,328,029            53,938,852                4.32%

                                 Delinquency Ratio:                                5.44%
                                 Maximum Delinquency Ratio:                        6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                ----------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                ----------------


GROSS DEFAULTS (>=180)


                                                              Monthly Gross              Monthly
                                          Defaults                ADCPB               Gross Defaults
                                          --------                -----               --------------
           Current month                        0               53,938,852               0.0000%
           1 month prior                        0               56,026,295               0.0000%
           2 months prior                  24,381               58,394,704               0.0418%
           -                               ------               ----------               ------
           Sum/Average                     24,381               56,119,951               0.0434%
                                                                                              4
           Gross Defaults                                                                  0.17%

                 i A             Subordinated Percentage                                  10.00%
                ii B             WAL of Remaining Leases                                   1.71
                                 Two                                                          2
                                 Ratio (i/ii)/2                                            2.93%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                                        Monthly
                                       Delinquencies              ADCPB              Delinquencies
                                       -------------              -----              -------------
           2 months prior                 695,661               58,394,704               1.19%
           1 month prior                  511,071               56,026,295               0.91%
           Current month                  374,674               53,938,852               0.69%


                                 Issuer Delinquency Trigger Ratio:                       0.93%
                                 Maximum Ratio Allowed:                                  2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordination Level < 14%                          No
                                                           ----------------

      (2)  Has a Gross Charge-Off Event Occurred?                No
                                                           ----------------

      (3)  Has a Delinquency Event Occurred?                     No
                                                           ----------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

       Aging/Delinquency Statistics

                                                                                                     ADCPB            Total
       Current                                                                                       51,610,823          95.68%
       31-60 Days Past Due                                                                            1,109,142           2.06%
       61-90 Days Past Due                                                                              844,213           1.57%
       91+ Days Past Due                                                                                374,674           0.69%
                                                                                                ---------------     ----------

       Total                                                                                         53,938,852         100.00%


       Certificate Factors

       Class A Notes                                                                                0.626720626
       Class B-1 Notes                                                                              0.626720667
       Class B-2 Notes                                                                              0.626720667


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                                   85,790,915.00
       Maximum Substitution (10% of Initial)                                                       8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)                                4,289,545.75

       Prior month Cumulative ADCPB Substituted                                                    3,332,268.58
       Current month ADCPB Substituted                                                                       --
                                                                                                ---------------
       Cumulative ADCPB Substituted                                                                3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                            1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                                                   --
                                                                                                ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                        1,980,863.06


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                        9,270,529.65
       Current month ADCPB prepaid                                                                   364,664.84
                                                                                                ---------------
       Cumulative ADCPB prepaid                                                                    9,635,194.49

       Prior month Cumulative ADCPB Defaulted                                                      4,480,299.89
       Current month ADCPB Defaulted                                                                  86,462.61
                                                                                                ---------------
       Cumulative ADCPB Defaulted                                                                  4,566,762.50

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                              98,074.36

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account      (388,331.54)
     Transfer of prior period Excluded Amounts not yet transferred                     (80,893.11)
     Collections Received [5.02 (b)(d)]                                              2,721,548.81
     Excluded Amounts [5.02 (d)][Definition]                                          (783,383.67)
     Collections on Deposit due Collection Account [5.02 (d)]                       (1,414,639.67)

     Ending Balance                                                                    152,375.18


COLLECTION ACCOUNT
     BEGINNING BALANCE, APRIL 1, 1998                                                                   1,498,010.92

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 1998
     Add:  Servicer Advance                                                                               787,197.03
     Add:  Payments due Collection Account from last 2 business days prior period                         388,331.54
     Add:  Add'l transfers                                                                                      0.00
     Add: Amounts to Collection Acct from Security deposit account                                              0.00
     Less: Total distributions on  April 10, 1998                                                      (2,673,539.49)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 1998
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,414,639.68
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                              4,566.91
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
     Add: Security Deposits Related to Prepayment                                                               0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

     Ending balance on April 30, 1998 and May 1, 1998                                                   1,419,206.59

     Add: Servicer Advances to be deposited on Determination Date                                         719,198.69
     Add: Payments due Collection Acct from last 3 business days                                          294,731.35
     Add: Payments not yet transferred to the Collection Account                                                0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

     Adjusted Collection Account Balance                                                                2,433,136.63

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                139,743.14
     Add: Balance deposited on closing date                                                                  0.00
     Add: Security Deposits [6.02 b]                                                                         0.00
     Less: Amounts to Collection Account [6.02 c]                                                            0.00
     Add:  Investment Earnings                                                                             619.44
                                                                                                       ----------

     Ending balance on April 30, 1998                                                                  140,362.58

     Less: Amounts to Collection Account [6.02 c]                                                            0.00

     Adjusted Security Deposit  Account Balance                                                        140,362.58


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                       0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                           0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           0.00
                                                                                                       ----------

     Ending balance on April 30, 1998                                                                        0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           0.00
                                                                                                       ----------

     Adjusted New Transferred Property Funding Account Balance                                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                    2,433,136.63


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                                 0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                         23,302.58
             (C)     Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 605.87

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  10,020.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            274,551.02

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        14,223.90

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          15,230.57

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,856,963.26

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         86,370.38
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        86,370.38
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                                 0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                         65,207.00


     Reviewed By:



     -----------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     85,790,915.00
Prior Month ADCPB                                                 53,766,936.01
Current Month ADCPB (Before addition of New Property)             52,005,138.50
Base Principal Amount (Prior - Current)                            1,761,797.51
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    52,005,138.50

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        46,239,564.96
     Class A Certificate Rate                                              6.85%
     One twelfth of Class A Certificate Rate                               0.57%
     Class A Certificate Interest                                    263,950.85
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            263,950.85
     Class A Interest Paid                                           263,950.85

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        46,239,564.96
     Class A Percentage                                                   86.00%
     Base Principal Amount                                         1,761,797.51
     Class A Base Principal Distribution Amount                    1,515,145.86
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,515,145.86
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                        1,515,145.86

     Class A Overdue Principal                                             0.00
                                                                  -------------
     Current Month Class A Principal Balance                      44,724,419.10

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,150,677.83
     Class B-1 Certificate Rate                                            7.63%
     One twelfth of Class B-1 Certificate Rate                             0.64%
     Class B-1 Certificate Interest                                   13,674.73
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           13,674.73
     Class B-1 Interest Paid                                          13,674.73

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,150,677.83
     Class B-1 Percentage                                                  4.00%
     Base Principal Amount                                         1,761,797.51
     Class B-1 Base Principal Distribution Amount                     70,471.90
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     70,471.90
                                                                   ------------

     Class B-1 Principal Paid                                         70,471.90


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     2,080,205.93

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,150,677.83
     Class B-2 Certificate Rate                                            8.17%
     One twelfth of Class B-2 Certificate Rate                             0.68%
     Class B-2 Certificate Interest                                   14,642.53
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           14,642.53
     Class B-2 Interest Paid                                          14,642.53

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,150,677.83
     Class B-2 Percentage                                                  4.00%
     Base Principal Amount                                         1,761,797.51
     Class B-2 Base Principal Distribution Amount                     70,471.90
     Prior Month B-1 Overdue Principal                                     0.00
                                                                   ------------
     Total B-1 Note Principal Due                                     70,471.90

     Class B-2 Principal Paid                                         70,471.90

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     2,080,205.93

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               53,766,936
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     22,402.89

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 22,402.89

     Servicer Fee Paid                                                22,402.89

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               53,766,936
     Back-Up Servicer Fee Rate                                           0.0130%
     One-twelfth                                                         0.0011%
     Back-up Servicer Fee                                                582.48

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                      582.48

     Back-Up Servicer Fee Paid                                           582.48

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        46,239,564.96
     Monthly Premium Rate                                                0.0208%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                                9,633.00

     Premium Amount Paid                                               9,633.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

RESTRICTING EVENT CALCULATIONS                                    NO

      (a)  Event of Servicer Termination (Yes/No)                 No
                                                           ------------------

      (b)  Certificate Insurer makes an Insured Payment           No
                                                           ------------------

      (a)  Gross Charge-Off Event (Yes/No)                        No
                                                           ------------------

      (b)  Delinquency Trigger Event                              No
                                                           ------------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                                             Gross
                                         Gross                            Gross                            Charge-Off
                                       Defaults       Recoveries       Charge-Offs       ADCPB               Ratio
                                       --------       ----------       -----------       -----               -----
           2 months prior               172,015          83,915           88,101        56,026,295            1.89%
           1 month prior                122,143          46,342           75,801        53,938,852            1.69%
           Current                      135,308          85,344           49,964        52,063,123            1.15%


           3 Month Gross Charge-Off Ratio                                                                     1.57%
           Maximum Allowed                                                                                    2.50%

30+ DELINQUENCIES

                                                                                               Monthly
                                    Delinquencies      ADCPB                                Delinquencies
                                    -------------      -----                                -------------
           2 months prior             3,415,516      56,026,295                                  6.10%
           1 month prior              2,328,029      53,938,852                                  4.32%
           Current month              2,900,279      52,063,123                                  5.57%

                                Delinquency Ratio:                                               5.33%
                                Maximum Delinquency Ratio:                                       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                    No
                                                              ------------------

      (b)  Issuer Delinquency Trigger Ratio                          No
                                                              ------------------


GROSS DEFAULTS (>=180)


                                Monthly Gross                                 Monthly
                                  Defaults             ADCPB                Gross Defaults
                                  --------             -----                --------------
           Current month            0                52,063,123                0.0000%
           1 month prior            0                53,938,852                0.0000%
           2 months prior           0                56,026,295                0.0000%
                                   --                ----------                ------
           Sum/Average              0                54,009,423                0.0000%
                                                                                    4
           Gross Defaults                                                        0.00%

                 i A            Subordinated Percentage                         10.00%
                ii B            WAL of Remaining Leases                          1.71
                                Two                                                 2
                                Ratio (i/ii)/2                                   2.93%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                              Monthly
                                     Delinquencies     ADCPB               Delinquencies
                                     -------------     -----               -------------
           2 months prior               511,071      56,026,295                0.91%
           1 month prior                374,674      53,938,852                0.69%
           Current month                339,710      52,063,123                0.65%


                                Issuer Delinquency Trigger Ratio:              0.75%
                                Maximum Ratio Allowed:                         2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordination Level < 14%                           No
                                                           -----------------

      (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                           -----------------

      (3)  Has a Delinquency Event Occurred?                      No
                                                           -----------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

Aging/Delinquency Statistics


                                                                                                      ADCPB            Total
       Current                                                                                        49,162,844          94.43%
       31-60 Days Past Due                                                                             1,805,993           3.47%
       61-90 Days Past Due                                                                               754,576           1.45%
       91+ Days Past Due                                                                                 339,710           0.65%
                                                                                                 ---------------     ----------

       Total                                                                                          52,063,123         100.00%


       Certificate Factors

       Class A Notes                                                                                 0.606184681
       Class B-1 Notes                                                                               0.606184725
       Class B-2 Notes                                                                               0.606184725


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                                    85,790,915.00
       Maximum Substitution (10% of Initial)                                                        8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)                                 4,289,545.75

       Prior month Cumulative ADCPB Substituted                                                     3,332,268.58
       Current month ADCPB Substituted                                                                        --
                                                                                                 ---------------
       Cumulative ADCPB Substituted                                                                 3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                             1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                                                    --
                                                                                                 ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                         1,980,863.06


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                         9,635,194.49
       Current month ADCPB prepaid                                                                    170,624.11
                                                                                                 ---------------
       Cumulative ADCPB prepaid                                                                     9,805,818.60

       Prior month Cumulative ADCPB Defaulted                                                       4,566,762.50
       Current month ADCPB Defaulted                                                                  135,308.01
                                                                                                 ---------------
       Cumulative ADCPB Defaulted                                                                   4,702,070.51

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                             152,375.18

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account      (294,731.35)
     Transfer of prior period Excluded Amounts not yet transferred                    (109,357.95)
     Collections Received [5.02 (b)(d)]                                              2,200,521.02
     Excluded Amounts [5.02 (d)][Definition]                                          (675,657.39)
     Collections on Deposit due Collection Account [5.02 (d)]                       (1,196,583.04)

     Ending Balance                                                                     76,566.47


COLLECTION ACCOUNT
     BEGINNING BALANCE, MAY 1, 1998                                                                     1,419,206.59

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 1998
     Add:  Servicer Advance                                                                               719,198.69
     Add:  Payments due Collection Account from last 2 business days prior period                         294,731.35
     Add:  Add'l transfers                                                                                      0.00
     Add: Amounts to Collection Acct from Security deposit account                                              0.00
     Less: Total distributions on  May 10, 1998                                                        (2,433,136.63)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1998
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,196,583.04
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                              3,581.71
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
     Add: Security Deposits Related to Prepayment                                                               0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

     Ending balance on May 31, 1998 and June 1, 1998                                                    1,200,164.75

     Add: Servicer Advances to be deposited on Determination Date                                         863,947.70
     Add: Payments due Collection Acct from last 3 business days                                          139,110.85
     Add: Payments not yet transferred to the Collection Account                                                0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

     Adjusted Collection Account Balance                                                                2,203,223.30

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                               140,362.58
     Add: Balance deposited on closing date                                 0.00
     Add: Security Deposits [6.02 b]                                        0.00
     Less: Amounts to Collection Account [6.02 c]                           0.00
     Add:  Investment Earnings                                            643.00
                                                                      ----------

     Ending balance on May 31, 1998                                   141,005.58

     Less: Amounts to Collection Account [6.02 c]                           0.00

     Adjusted Security Deposit  Account Balance                       141,005.58


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                 0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Ending balance on May 31, 1998                                                                    0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                      2,203,223.30


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                                 0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                         22,402.89
             (C)     Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 582.48

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                   9,633.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            263,950.85

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        13,674.73

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          14,642.53

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,515,145.86

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         70,471.90
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        70,471.90
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                                 0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        221,955.49


     Reviewed By:



     ---------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     85,790,915.00
Prior Month ADCPB                                                 52,005,138.50
Current Month ADCPB (Before addition of New Property)             49,826,490.94
Base Principal Amount (Prior - Current)                            2,178,647.56
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    49,826,490.94

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        44,724,419.10
     Class A Certificate Rate                                              6.85%
     One twelfth of Class A Certificate Rate                               0.57%
     Class A Certificate Interest                                    255,301.89
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            255,301.89
     Class A Interest Paid                                           255,301.89

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        44,724,419.10
     Class A Percentage                                                   86.00%
     Base Principal Amount                                         2,178,647.56
                                                                  -------------
     Class A Base Principal Distribution Amount                    1,873,636.90
     Prior Month Class A Overdue Principal                                 0.00
                                                                  -------------
     Total A Note Principal Due                                    1,873,636.90
     Additional amount due for floor payment                          11,979.02
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                        1,885,615.92

     Class A Overdue Principal                                             0.00
                                                                  -------------
     Current Month Class A Principal Balance                      42,838,803.18

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,080,205.93
     Class B-1 Certificate Rate                                            7.63%
     One twelfth of Class B-1 Certificate Rate                             0.64%
     Class B-1 Certificate Interest                                   13,226.64
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           13,226.64
     Class B-1 Interest Paid                                          13,226.64

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       2,080,205.93
     Class B-1 Percentage                                                  4.00%
     Base Principal Amount                                         2,178,647.56
     Class B-1 Base Principal Distribution Amount                     87,145.90
     Prior Month B-1 Overdue Principal                                     0.00
     Additional amount due for floor payment                             557.16
                                                                   ------------
     Total B-1 Note Principal Due                                     87,703.06

     Class B-1 Principal Paid                                         87,703.06


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,992,502.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,080,205.93
     Class B-2 Certificate Rate                                            8.17%
     One twelfth of Class B-2 Certificate Rate                             0.68%
     Class B-2 Certificate Interest                                   14,162.74
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           14,162.74
     Class B-2 Interest Paid                                          14,162.74

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       2,080,205.93
     Class B-2 Percentage                                                  4.00%
     Base Principal Amount                                         2,178,647.56
     Class B-2 Base Principal Distribution Amount                     87,145.90
     Prior Month B-1 Overdue Principal                                     0.00
     Additional amount due for floor payment                             557.16
                                                                   ------------
     Total B-1 Note Principal Due                                     87,703.06

     Class B-2 Principal Paid                                         87,703.06

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,992,502.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

FLOOR TEST

     Initial ADCPB                                                          85,790,915.00
     Floor percent                                                                   3.50%
                                                                            -------------
     Floor                                                                   3,002,682.03

     Ending ADCPB                                                           49,826,490.94

     less
     Beginning Balance - Class A                     44,724,419
     Beginning Balance - Class B1                     2,080,206
     Beginning Balance - Class B2                     2,080,206
                                                     ----------
                                                     48,884,831
     less
     Current Month Payment - Class A                  1,873,637
     Current Month Payment - Class B1                    87,146
     Current Month Payment - Class B2                    87,146
                                                     ----------
                                                      2,047,929             46,836,902.26

     Excess of ending ADCPB over Note balance after initial payments         2,989,588.68

     Excess (deficit) of excess balance over floor                             (13,093.35)


ADJUSTED FLOOR TEST
     Ending ADCPB                                                           49,826,490.94

     less
     Beginning Balance - Class A                     44,724,419
     Beginning Balance - Class B1                     2,080,206
     Beginning Balance - Class B2                     2,080,206
                                                     ----------
                                                     48,884,831
     less
     Current Month Payment - Class A                  1,885,616
     Current Month Payment - Class B1                    87,703
     Current Month Payment - Class B2                    87,703
                                                     ----------
                                                      2,061,022             46,823,808.92

     Excess of ending ADCPB over Note balance after initial payments         3,002,682.03

     Excess (deficit) of excess balance over floor                                   0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               52,005,139
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     21,668.81

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 21,668.81

     Servicer Fee Paid                                                21,668.81

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               52,005,139
     Back-Up Servicer Fee Rate                                           0.0130%
     One-twelfth                                                         0.0011%
     Back-up Servicer Fee                                                563.39

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                      563.39

     Back-Up Servicer Fee Paid                                           563.39

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        44,724,419.10
     Monthly Premium Rate                                                0.0208%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                                9,318.00

     Premium Amount Paid                                               9,318.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

RESTRICTING EVENT CALCULATIONS                                        NO

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                               -----------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                               -----------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                               -----------------

      (b)  Delinquency Trigger Event                                  No
                                                               -----------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                                             Gross
                                           Gross                           Gross                          Charge-Off
                                          Defaults       Recoveries     Charge-Offs      ADCPB               Ratio
                                          --------       ----------     -----------      -----               -----
           2 months prior                  122,143          46,342         75,801       53,938,852            1.69%
           1 month prior                   135,308          85,344         49,964       52,063,123            1.15%
           Current                         222,943         151,284         71,659       49,962,053            1.72%


           3 Month Gross Charge-Off Ratio                                                                     1.52%
           Maximum Allowed                                                                                    2.50%

30+ DELINQUENCIES

                                                                               Monthly
                                      Delinquencies       ADCPB             Delinquencies
                                      -------------       -----             -------------
           2 months prior                2,328,029      53,938,852               4.32%
           1 month prior                 2,900,279      52,063,123               5.57%
           Current month                 2,638,327      49,962,053               5.28%

                               Delinquency Ratio:                                5.06%
                               Maximum Delinquency Ratio:                        6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                  No
                                                            -----------------

      (b)  Issuer Delinquency Trigger Ratio                        No
                                                            -----------------


GROSS DEFAULTS (>=180)


                                         Monthly Gross                          Monthly
                                           Defaults       ADCPB              Gross Defaults
                                           --------       -----              --------------
           Current month                     0          49,962,053              0.0000%
           1 month prior                     0          52,063,123              0.0000%
           2 months prior                    0          53,938,852              0.0000%
                                            --          -----------             -------
           Sum/Average                       0          51,988,009              0.0000%
                                                                                     4
           Gross Defaults                                                         0.00%

                 i A           Subordinated Percentage                           10.03%
                ii B           WAL of Remaining Leases                            1.71
                               Two                                                   2
                               Ratio (i/ii)/2                                     2.94%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                              Monthly
                                        Delinquencies     ADCPB             Delinquencies
                                        -------------     -----             -------------
           2 months prior                  374,674      53,938,852              0.69%
           1 month prior                   339,710      52,063,123              0.65%
           Current month                   190,553      49,962,053              0.38%


                               Issuer Delinquency Trigger Ratio:                0.58%
                               Maximum Ratio Allowed:                           2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordination Level < 14%                         No
                                                          ---------------

      (2)  Has a Gross Charge-Off Event Occurred?               No
                                                          ---------------

      (3)  Has a Delinquency Event Occurred?                    No
                                                          ---------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

       Aging/Delinquency Statistics
                                                                                                 ADCPB             Total
       Current                                                                                   47,323,725          94.72%
       31-60 Days Past Due                                                                        1,105,216           2.21%
       61-90 Days Past Due                                                                        1,342,559           2.69%
       91+ Days Past Due                                                                            190,553           0.38%
                                                                                            ---------------     ----------

       Total                                                                                     49,962,053         100.00%


       Certificate Factors

       Class A Notes                                                                            0.580627468
       Class B-1 Notes                                                                          0.580627516
       Class B-2 Notes                                                                          0.580627516


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                               85,790,915.00
       Maximum Substitution (10% of Initial)                                                   8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)                            4,289,545.75

       Prior month Cumulative ADCPB Substituted                                                3,332,268.58
       Current month ADCPB Substituted                                                                   --
                                                                                            ---------------
       Cumulative ADCPB Substituted                                                            3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                        1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                                               --
                                                                                            ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                    1,980,863.06


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                    9,805,818.60
       Current month ADCPB prepaid                                                               452,179.82
                                                                                            ---------------
       Cumulative ADCPB prepaid                                                               10,257,998.42

       Prior month Cumulative ADCPB Defaulted                                                  4,702,070.51
       Current month ADCPB Defaulted                                                             221,011.43
                                                                                            ---------------
       Cumulative ADCPB Defaulted                                                              4,923,081.94

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                              76,566.47

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account      (122,824.25)
     Transfer of prior period Excluded Amounts not yet transferred                     (52,714.33)
     Collections Received [5.02 (b)(d)]                                              2,454,387.18
     Excluded Amounts [5.02 (d)][Definition]                                          (832,681.58)
     Collections on Deposit due Collection Account [5.02 (d)]                       (1,423,900.60)

     Ending Balance                                                                     98,832.89

COLLECTION ACCOUNT
     BEGINNING BALANCE, JUNE 1, 1998                                                                    1,200,164.75

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1998
     Add:  Servicer Advance                                                                               863,947.70
     Add:  Payments due Collection Account from last 2 business days prior period                         139,110.85
     Add:  Add'l transfers                                                                                      0.00
     Add: Amounts to Collection Acct from Security deposit account                                              0.00
     Less: Total distributions on  June 10, 1998                                                       (2,203,223.30)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1998
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,423,900.60
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                              4,575.48
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
     Add: Security Deposits Related to Prepayment                                                               0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

     Ending balance on June 30, 1998 and July 1, 1998                                                   1,428,476.08

     Add: Servicer Advances to be deposited on Determination Date                                         695,655.23
     Add: Payments due Collection Acct from last 3 business days                                          279,508.72
     Add: Payments not yet transferred to the Collection Account                                                0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

     Adjusted Collection Account Balance                                                                2,403,640.03

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                               141,005.58
     Add: Balance deposited on closing date                                 0.00
     Add: Security Deposits [6.02 b]                                        0.00
     Less: Amounts to Collection Account [6.02 c]                           0.00
     Add:  Investment Earnings                                            626.59
                                                                      ----------

     Ending balance on June 30, 1998                                  141,632.17

     Less: Amounts to Collection Account [6.02 c]                           0.00

     Adjusted Security Deposit  Account Balance                       141,632.17

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                 0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Ending balance on June 30, 1998                                                                   0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                      2,403,640.03

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                                 0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                         21,668.81
             (C)     Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 563.39

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                   9,318.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            255,301.89

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        13,226.64

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          14,162.74

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,873,636.90

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         87,145.90
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        87,145.90
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                                 0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                         28,084.84
             Net of Additional Principal Distribution to Class A, B1 & B2

             a.      Class A Additional Principal Distribution Amount                                             11,979.02

             b.      Class B1 Additional Principal Distribution Amount                                               557.16

             c.      Class B2 Additional Principal Distribution Amount                                               557.16


     Reviewed By:



     ---------------------------
     E. Roger Gebhart
     Senior Vice President and
     Treasurer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98

ADCPB Balance
Prior Month ADCPB                                                 67,916,861.84
Initial ADCPB                                                     72,024,925.77
Current Month ADCPB (Before addition of New Property)             66,149,595.25
Base Principal Amount (Prior - Current)                            1,767,266.59
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    66,149,595.25

CLASS A INTEREST SCHEDULE

    Prior Month Class A Principal Balance                         59,766,111.76
    Class A Certificate Rate                                               6.29%
    One twelfth of Class A Certificate Rate                                0.52%
    Class A Certificate Interest                                     313,274.04
    Prior Month Class A Overdue Interest                                   0.00

    Class A Interest Due                                             313,274.04
    Class A Interest Paid                                            313,274.04

    Current Month Class A Overdue Interest                                 0.00

CLASS A PRINCIPAL SCHEDULE

    Prior Month Class A Principal Balance                         59,766,111.76
    Class A Percentage                                                    88.00%
    Base Principal Amount                                          1,767,266.59
    Class A Base Principal Distribution Amount                     1,555,194.60
    Prior Month Class A Overdue Principal                                  0.00
    Total A Note Principal Due                                     1,555,194.60

    Class A Principal Paid                                         1,555,194.60

    Class A Overdue Principal                                              0.00
                                                                  -------------
    Current Month Class A Principal Balance                       58,210,917.16

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98


CLASS B-1 INTEREST SCHEDULE

    Prior Month Class B-1 Principal Balance                        2,037,480.78
    Class B-1 Certificate Rate                                             7.01%
    One twelfth of Class B-1 Certificate Rate                              0.58%
    Class B-1 Certificate Interest                                    11,902.28
    Prior Month Class B-1 Overdue Interest                                 0.00

    Class B-1 Interest Due                                            11,902.28
    Class B-1 Interest Paid                                           11,902.28

    Current Month Class B-1 Overdue Interest                               0.00

CLASS B-1 PRINCIPAL SCHEDULE

    Prior Month Class B-1 Principal Balance                        2,037,480.78
    Class B-1 Percentage                                                   3.00%
    Base Principal Amount                                          1,767,266.59
    Class B-1 Base Principal Distribution Amount                      53,018.00
    Prior Month B-1 Overdue Principal                                      0.00
    Total B-1 Note Principal Due                                      53,018.00
                                                                   ------------

    Class B-1 Principal Paid                                          53,018.00


    Class B-1 Overdue Principal                                            0.00

    Current Month Class B-1 Principal Balance                      1,984,462.78

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98


CLASS B-2 INTEREST SCHEDULE

    Prior Month Class B-2 Principal Balance                        1,697,900.82
    Class B-2 Certificate Rate                                             8.22%
    One twelfth of Class B-2 Certificate Rate                              0.69%
    Class B-2 Certificate Interest                                    11,630.62
    Prior Month Class B-2 Overdue Interest                                 0.00

    Class B-2 Interest Due                                            11,630.62
    Class B-2 Interest Paid                                           11,630.62

    Current Month Class B-2 Overdue Interest                               0.00

CLASS B-2 PRINCIPAL SCHEDULE

    Prior Month Class B-2 Principal Balance                        1,697,900.82
    Class B-2 Percentage                                                   2.50%
    Base Principal Amount                                          1,767,266.59
    Class B-2 Base Principal Distribution Amount                      44,181.66
    Prior Month B-1 Overdue Principal                                      0.00
    Total B-1 Note Principal Due                                      44,181.66

    Class B-2 Principal Paid                                          44,181.66

    Class B-2 Overdue Principal                                            0.00

    Current Month Class B-2 Principal Balance                      1,653,719.16

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98


SERVICING FEE SCHEDULE

    Prior Month ADCPB                                                67,916,862
    Servicer Fee Rate                                                    0.5000%
    One-twelfth                                                          0.0417%
    Servicer Fee                                                      28,298.69

    Prior Servicer Fee Arrearage                                           0.00
    Servicer Fee Due                                                  28,298.69

    Servicer Fee Paid                                                 28,298.69

    Current Servicing Fee Arrearage                                        0.00

BACK-UP SERVICING FEE SCHEDULE

    Prior Month ADCPB                                                67,916,862
    Back-Up Servicer Fee Rate                                            0.0200%
    One-twelfth                                                          0.0017%
    Back-up Servicer Fee                                               1,131.95

    Prior Back-Up Servicer Fee Arrearage                                   0.00
    Total Back-Up Servicer Fee Due                                     1,131.95

    Back-Up Servicer Fee Paid                                          1,131.95

    Current Back-Up Servicing Fee Arrearage                                0.00


TRUSTEE FEE SCHEDULE

    Trustee Fee                                                          291.67

    Prior Trustee Fee Arrearage                                            0.00
    Total Trustee Fee Due                                                291.67

    Trustee Fee Paid                                                     291.67

    Current Trustee Fee Arrearage                                          0.00


CERTIFICATE PREMIUM SCHEDULE

    Class A Certificate Principal Balance                         59,766,111.76
    Premium Rate                                                         0.0200%
    Prior Premium Arrearage                                                0.00
    Premium Amount Due                                                11,953.00

    Premium Amount Paid                                               11,953.00

    Current Premium Arrearage                                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                    No
                                                              -----------------

      (b)  Certificate Insurer makes an Insured Payment              No
                                                              -----------------

      (a)  Gross Charge-Off Event (Yes/No)                           No
                                                              -----------------

      (b)  Delinquency Trigger Event                                 No
                                                              -----------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                     Gross                          Gross                             Monthly
                                    Defaults      Recoveries      Charge-Offs       ADCPB            Charge-Offs
                                    --------      ----------      -----------       -----            -----------
           2 months prior           148,823         148,823               0       69,685,152           0.00%
           1 month prior            100,318         100,318               0       68,171,653           0.00%
           Current                  194,272         119,330          74,941       66,149,595           0.11%


                              Gross Charge-Off Ratio:                                                  0.04%
                              Maximum Charge-Off Ratio:                                                2.50%


30+ DELINQUENCIES
                                                                        Monthly
                                Delinquencies      ADCPB             Delinquencies
                                -------------      -----             -------------
           2 months prior         3,174,555      69,685,152              4.56%
           1 month prior          3,703,888      68,171,653              5.43%
           Current month          3,414,428      66,149,595              5.16%

                              Delinquency Ratio:                         5.05%
                              Maximum Delinquency Ratio:                 7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                              No
                                                        -----------------

      (b)  Issuer Delinquency Trigger Ratio                    No
                                                        -----------------


GROSS DEFAULTS (>=180)

                                                                        Monthly
                              Gross Defaults       ADCPB              Charge-Offs
                              --------------       -----              -----------
           Current               72,711          66,149,595               0.11%


                 i A          Subordinated Percentage                     9.00%
                   B          WAL of Remaining Leases                     2.10
                ii            Two
                              Ratio (i/ii)                                2.14%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                 Monthly
                              Delinquencies      ADCPB        Delinquencies
                              -------------      -----        -------------
           2 months prior       197,725       69,685,152          0.28%
           1 month prior        251,465       68,171,653          0.37%
           Current month        474,828       66,149,595          0.72%


                              Issuer Delinquency Trigger Ratio:   0.46%
                              Maximum Ratio Allowed:              2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?      No
                                                            ----------------

      (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                            ----------------

      (3)  Has a Delinquency Event Occurred?                      No
                                                            ----------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98

        Aging/Delinquency Statistics

                                                                                                        % of
                                                                                       ADCPB            Total
        Current                                                                        62,735,167          94.84%
        31-60 Days Past Due                                                             2,328,453           3.52%
        61-90 Days Past Due                                                               611,147           0.92%
        91+ Days Past Due                                                                 474,828           0.72%
                                                                                  ---------------     ----------

        Total                                                                          66,149,595         100.00%


        Certificate Factors

        Class A Notes                                                                 0.918421116
        Class B-1 Notes                                                               0.918421102
        Class B-2 Notes                                                               0.918421111


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                                    72,024,443.60
        Maximum Substitution (10% of Initial)                                        7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)                 3,601,222.18

        Prior month Cumulative ADCPB Substituted                                     3,234,855.86
        Current month ADCPB Substituted                                                      0.00
                                                                                  ---------------
        Cumulative ADCPB Substituted                                                 3,234,855.86

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts             1,320,928.59
        Current month ADCPB Substituted Defaulted Contracts                                  0.00
                                                                                  ---------------
        Cumulative ADCPB Substituted for Defaulted Contracts                         1,320,928.59


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                                         4,274,429.24
        Current month ADCPB prepaid                                                    266,358.93
                                                                                  ---------------
        Cumulative ADCPB prepaid                                                     4,540,788.17

        Prior month Cumulative ADCPB Defaulted                                       1,465,829.49
        Current month ADCPB Defaulted                                                  121,560.76
                                                                                  ---------------
        Cumulative ADCPB Defaulted                                                   1,587,390.25

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                             513,541.76

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account      (256,140.09)
     Transfer of prior period Excluded Amounts not yet transferred                     (49,667.26)
     Collections Received [5.02 (b)(d)]                                              2,183,510.65
     Excluded Amounts [5.02 (d)][Definition]                                          (985,605.10)
     Collections on Deposit due Collection Account [5.02 (d)]                       (1,052,461.55)

     Ending Balance @ 1/1/98                                                           353,178.41


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 12/1/97                                                                          920,564.37

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/97
     Add:  Servicer Advance                                                                               897,080.81
     Add:  Payments due Collection Account from last 2 business days prior period                         256,140.09
     Add:  Payments due Collection Account from  prior period                                                   0.00
     Add:  Add'l transfers                                                                                      0.00
     Add: Amounts to Collection Acct from Security deposit account                                              0.00
     Less: Total distributions on 12/10/97                                                             (2,073,785.27)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 1/1/98
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,115,093.21
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                              3,470.37
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
     Add: Security Deposits Related to Prepayment                                                               0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                           0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

     Ending Balance @ 12/31/97 and 1/1/98                                                               1,118,563.58

     Add: Servicer Advances to be deposited on Determination Date                                       1,084,144.17
     Add:Payments due Collection Acct from last  3 business days                                          128,919.51
     Add: Payments not yet transferred to the Collection Account                                                0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

     Adjusted Collection Account Balance                                                                2,331,627.26

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                     0.00
     Add: Balance deposited on closing date                 0.00
     Add: Security Deposits [6.02 b]                        0.00
     Less: Amounts to Collection Account [6.02 c]           0.00
     Add:  Investment Earnings                              0.00
                                                            ----

     Ending Balance @ 12/31/97                              0.00

     Less: Amounts to Collection Account [6.02 c]           0.00

     Adjusted Security Deposit  Account Balance             0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                 0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Ending Balance @ 12/31/97                                                                         0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/98

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                 2,331,627.26


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                            0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                                 0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                              0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)   Current and unpaid Servicing Fees                                                                   28,298.69

     (v)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                              1,131.95

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 11,953.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                  291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                           313,274.04

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       11,902.28

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         11,630.62

     (xi)   Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]           1,555,194.60

     (xii)  Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                      0.00

     (xiii) Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        53,018.00
            provided no restricting event exists

     (xiv)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2
            Principal [6.06 c (xiii)] 44,181.66 provided no restricting event or issuer restricting event exists
     (xv)
            Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                       0.00

     (xvi)  Prepayments optionally transferred to collection account and disbursed in                                0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvii) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       300,750.75


     Reviewed By:



     ---------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 66,149,595.25
Current Month ADCPB (Before addition of New Property)             64,322,780.63
Base Principal Amount (Prior - Current)                            1,826,814.62
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    64,322,780.63

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        58,210,917.16
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    305,122.22
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            305,122.22
     Class A Interest Paid                                           305,122.22

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        58,210,917.16
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,826,814.62
     Class A Base Principal Distribution Amount                    1,607,596.87
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,607,596.87

     Class A Principal Paid                                        1,607,596.87

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      56,603,320.29

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,984,462.78
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   11,592.57
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           11,592.57
     Class B-1 Interest Paid                                          11,592.57

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,984,462.78
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,826,814.62
     Class B-1 Base Principal Distribution Amount                     54,804.44
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     54,804.44
                                                                   ------------

     Class B-1 Principal Paid                                         54,804.44


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,929,658.34

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,653,719.16
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   11,327.98
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           11,327.98
     Class B-2 Interest Paid                                          11,327.98

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,653,719.16
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,826,814.62
     Class B-2 Base Principal Distribution Amount                     45,670.37
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     45,670.37

     Class B-2 Principal Paid                                         45,670.37

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,608,048.79

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               66,149,595
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     27,562.33

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 27,562.33

     Servicer Fee Paid                                                27,562.33

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               66,149,595
     Back-Up Servicer Fee Rate                                           0.0200%
     One-twelfth                                                         0.0017%
     Back-up Servicer Fee                                              1,102.49

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                    1,102.49

     Back-Up Servicer Fee Paid                                         1,102.49

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        58,210,917.16
     Monthly Premium Rate                                                0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               11,642.00

     Premium Amount Paid                                              11,642.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                   No
                                                              ----------------

      (b)  Certificate Insurer makes an Insured Payment             No
                                                              ----------------

      (a)  Gross Charge-Off Event (Yes/No)                          No
                                                              ----------------

      (b)  Delinquency Trigger Event                                No
                                                              ----------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                     Gross                        Gross                            Monthly
                                    Defaults       Recoveries   Charge-Offs      ADCPB           Charge-Offs
                                    --------       ----------   -----------      -----           -----------
           2 months prior            100,318        100,318              0      68,171,653           0.00%
           1 month prior             194,272        119,330         74,942      66,149,595           1.36%
           Current                   169,192         16,503        152,689      64,322,781           2.85%


                                                                                                     1.40%
                                                                                                     2.50%


30+ DELINQUENCIES

                                                                      Monthly
                                 Delinquencies     ADCPB            Delinquencies
                                 -------------     -----            -------------
           2 months prior          3,703,888     68,171,653              5.43%
           1 month prior           3,414,428     66,149,595              5.16%
           Current month           4,305,099     64,322,781              6.69%

                             Delinquency Ratio:                          5.76%
                             Maximum Delinquency Ratio:                  7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                No
                                                           ----------------

      (b)  Issuer Delinquency Trigger Ratio                      No
                                                           ----------------


GROSS DEFAULTS (>=180)

                                                                       Monthly
                                  Gross Defaults      ADCPB          Charge-Offs
                                  --------------      -----          -----------
           Current                    82,153        64,322,781           0.13%


                 i A         Subordinated Percentage                     9.00%
                   B         WAL of Remaining Leases                     2.13
                ii           Two
                             Ratio (i/ii)                                2.12%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                        Monthly
                                 Delinquencies     ADCPB             Delinquencies
                                 -------------     -----             -------------
           2 months prior            251,465     68,171,653              0.37%
           1 month prior             474,828     66,149,595              0.72%
           Current month             444,353     64,322,781              0.69%


                             Issuer Delinquency Trigger Ratio:           0.59%
                             Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?      No
                                                            ---------------

      (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                            ---------------

      (3)  Has a Delinquency Event Occurred?                      No
                                                            ---------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

       Aging/Delinquency Statistics

                                                                                                ADCPB              Total
       Current                                                                                   60,017,682          93.31%
       31-60 Days Past Due                                                                        3,044,876           4.73%
       61-90 Days Past Due                                                                          815,870           1.27%
       91+ Days Past Due                                                                            444,353           0.69%
                                                                                            ---------------     ----------

       Total                                                                                     64,322,781         100.00%


       Certificate Factors

       Class A Notes                                                                            0.893057302
       Class B-1 Notes                                                                          0.893057282
       Class B-2 Notes                                                                          0.893057296


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                               72,024,925.77
       Maximum Substitution (10% of Initial)                                                   7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)                            3,601,246.29

       Prior month Cumulative ADCPB Substituted                                                3,234,855.86
       Current month ADCPB Substituted                                                                   --
                                                                                               ------------
       Cumulative ADCPB Substituted                                                            3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                        1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                                               --
                                                                                               ------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                    1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                    4,540,788.17
       Current month ADCPB prepaid                                                               398,155.29
                                                                                               ------------
       Cumulative ADCPB prepaid                                                                4,938,943.46

       Prior month Cumulative ADCPB Defaulted                                                  1,587,390.25
       Current month ADCPB Defaulted                                                              85,254.22
                                                                                               ------------
       Cumulative ADCPB Defaulted                                                              1,672,644.47

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                            353,178.41

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account      (128,919.51)
    Transfer of prior period Excluded Amounts not yet transferred                     (79,126.80)
    Collections Received [5.02 (b)(d)]                                              2,304,218.13
    Excluded Amounts [5.02 (d)][Definition]                                        (1,001,106.78)
    Collections on Deposit due Collection Account [5.02 (d)]                       (1,168,902.22)

    Ending Balance                                                                    279,341.23

COLLECTION ACCOUNT
    BEGINNING BALANCE, JANUARY 1, 1998                                                                 1,118,563.58

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1998
    Add:  Servicer Advance                                                                             1,084,144.17
    Add:  Payments due Collection Account from last 2 business days prior period                         128,919.51
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  January 10, 1998                                                    (2,331,627.26)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,168,902.22
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              3,817.42
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

    Ending balance on January 31, 1998 and February 1, 1998                                            1,172,719.64

    Add: Servicer Advances to be deposited on Determination Date                                       1,028,251.82
    Add: Payments due Collection Acct from last 3 business days                                           95,585.39
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,296,556.85

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                     0.00
    Add: Balance deposited on closing date                                 0.00
    Add: Security Deposits [6.02 b]                                        0.00
    Less: Amounts to Collection Account [6.02 c]                           0.00
    Add:  Investment Earnings                                              0.00
                                                                           ----

    Ending balance on January 31, 1998                                     0.00

    Less: Amounts to Collection Account [6.02 c]                           0.00

    Adjusted Security Deposit  Account Balance                             0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                 0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Ending balance on January 31, 1998                                                                0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                      2,296,556.85


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                          27,562.33
           (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               1,102.49

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  11,642.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            305,122.22

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        11,592.57

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          11,327.98

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,607,596.87

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         54,804.44
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        45,670.37
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        219,843.91


    Reviewed By:



    --------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 64,322,780.63
Current Month ADCPB (Before addition of New Property)             62,534,795.08
Base Principal Amount (Prior - Current)                            1,787,985.55
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    62,534,795.08

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        56,603,320.29
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    296,695.74
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            296,695.74
     Class A Interest Paid                                           296,695.74

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        56,603,320.29
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,787,985.55
     Class A Base Principal Distribution Amount                    1,573,427.28
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,573,427.28

     Class A Principal Paid                                        1,573,427.28

     Class A Overdue Principal                                             0.00
                                                                  -------------

     Current Month Class A Principal Balance                      55,029,893.01

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,929,658.34
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   11,272.42
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           11,272.42
     Class B-1 Interest Paid                                          11,272.42

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,929,658.34
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,787,985.55
     Class B-1 Base Principal Distribution Amount                     53,639.57
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     53,639.57
                                                                   ------------

     Class B-1 Principal Paid                                         53,639.57


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,876,018.77

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,608,048.79
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   11,015.13
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           11,015.13
     Class B-2 Interest Paid                                          11,015.13

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,608,048.79
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,787,985.55
     Class B-2 Base Principal Distribution Amount                     44,699.64
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     44,699.64

     Class B-2 Principal Paid                                         44,699.64

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,563,349.15

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               64,322,781
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     26,801.16

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 26,801.16

     Servicer Fee Paid                                                26,801.16

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               64,322,781
     Back-Up Servicer Fee Rate                                           0.0200%
     One-twelfth                                                         0.0017%
     Back-up Servicer Fee                                              1,072.05

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                    1,072.05

     Back-Up Servicer Fee Paid                                         1,072.05

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        56,603,320.29
     Monthly Premium Rate                                                0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               11,321.00

     Premium Amount Paid                                              11,321.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                   No
                                                             -----------------

      (b)  Certificate Insurer makes an Insured Payment             No
                                                             -----------------

      (a)  Gross Charge-Off Event (Yes/No)                          No
                                                             -----------------

      (b)  Delinquency Trigger Event                                No
                                                             -----------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                       Gross                           Gross                             Monthly
                                      Defaults       Recoveries      Charge-Offs      ADCPB            Charge-Offs
                                      --------       ----------      -----------      -----            -----------
           2 months prior              194,272         119,330          74,942       66,149,595           1.36%
           1 month prior               169,192          16,503         152,689       64,322,781           2.85%
           Current                      86,324          85,979             345       62,534,795           0.01%


           3 Month Gross Charge-Off Ratio                                                                 1.40%
           Maximum Allowed                                                                                2.50%


30+ DELINQUENCIES

                                                                           Monthly
                                   Delinquencies      ADCPB             Delinquencies
                                   -------------      -----             -------------
           2 months prior            3,414,428      66,149,595               5.16%
           1 month prior             4,305,099      64,322,781               6.69%
           Current month             3,417,798      62,534,795               5.47%

                                Delinquency Ratio:                           5.77%
                                Maximum Delinquency Ratio:                   7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                               -----------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                               -----------------


GROSS DEFAULTS (>=180)

                                                                     Monthly
                                    Gross Defaults    ADCPB        Charge-Offs
                                    --------------    -----        -----------
           Current                      86,324      62,534,795       0.1380%
           1 month prior                     0      64,322,781       0.0000%
           2 months prior                    0      66,149,595       0.0000%
                                       -------      ----------       ------
           Sum/Average                  86,324      64,335,724       0.1342%
                                                                          4
           Gross Defaults                                              0.54%

                 i A            Subordinated Percentage                9.00%
                   B            WAL of Remaining Leases                2.08
                ii              Two
                                Ratio (i/ii)                           2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                       Monthly
                                    Delinquencies     ADCPB          Delinquencies
                                    -------------     -----          -------------
           2 months prior              474,828      66,149,595          0.72%
           1 month prior               444,353      64,322,781          0.69%
           Current month               421,322      62,534,795          0.67%


                                Issuer Delinquency Trigger Ratio:       0.69%
                                Maximum Ratio Allowed:                  2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                               ----------------

      (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                               ----------------

      (3)  Has a Delinquency Event Occurred?                         No
                                                               ----------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

Aging/Delinquency Statistics


                                                                                               ADCPB            Total
       Current                                                                                 59,116,997          94.53%
       31-60 Days Past Due                                                                      2,499,091           4.00%
       61-90 Days Past Due                                                                        497,386           0.80%
       91+ Days Past Due                                                                          421,322           0.67%
                                                                                          ---------------     ----------

       Total                                                                                   62,534,795         100.00%


       Certificate Factors

       Class A Notes                                                                          0.868232597
       Class B-1 Notes                                                                        0.868232572
       Class B-2 Notes                                                                        0.868232589


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                             72,024,925.77
       Maximum Substitution (10% of Initial)                                                 7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)                          3,601,246.29

       Prior month Cumulative ADCPB Substituted                                              3,234,855.86
       Current month ADCPB Substituted                                                                 --
                                                                                          ---------------
       Cumulative ADCPB Substituted                                                          3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                      1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                                             --
                                                                                          ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                  1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                  4,938,943.46
       Current month ADCPB prepaid                                                             266,530.13
                                                                                          ---------------
       Cumulative ADCPB prepaid                                                              5,205,473.60

       Prior month Cumulative ADCPB Defaulted                                                1,672,644.47
       Current month ADCPB Defaulted                                                            86,324.44
                                                                                          ---------------
       Cumulative ADCPB Defaulted                                                            1,758,968.91

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                             279,341.23

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                        (95,585.39)
    Transfer of prior period Excluded Amounts not yet transferred                                      (69,691.78)
    Collections Received [5.02 (b)(d)]                                                               2,303,751.85
    Excluded Amounts [5.02 (d)][Definition]                                                         (1,092,944.60)
    Collections on Deposit due Collection Account [5.02 (d)]                                          (957,863.12)

    Ending Balance                                                                                     367,008.19


COLLECTION ACCOUNT
    BEGINNING BALANCE, FEBRUARY 1, 1998                                                                1,172,719.64

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1998
    Add:  Servicer Advance                                                                             1,028,251.82
    Add:  Payments due Collection Account from last 2 business days prior period                          95,585.39
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  February 10, 1998                                                   (2,296,556.85)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                     957,863.12
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              2,977.66
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

    Ending balance on February 28, 1998 and March 1, 1998                                                960,840.78

    Add: Servicer Advances to be deposited on Determination Date                                       1,135,494.93
    Add: Payments due Collection Acct from last 3 business days                                          155,539.19
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,251,874.90

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                      0.00
    Add: Balance deposited on closing date                                  0.00
    Add: Security Deposits [6.02 b]                                         0.00
    Less: Amounts to Collection Account [6.02 c]                            0.00
    Add:  Investment Earnings                                               0.00
                                                                            ----

    Ending balance on February 28, 1998                                     0.00

    Less: Amounts to Collection Account [6.02 c]                            0.00

    Adjusted Security Deposit  Account Balance                              0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                 0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Ending balance on February 28, 1998                                                               0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                      2,251,874.90


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                          26,801.16
           (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               1,072.05

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  11,321.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            296,695.74

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        11,272.42

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          11,015.13

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,573,427.28

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         53,639.57
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        44,699.64
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        221,639.24


    Reviewed By:



    ---------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 62,534,795.08
Current Month ADCPB (Before addition of New Property)             60,306,512.98
Base Principal Amount (Prior - Current)                            2,228,282.10
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    60,306,512.98

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        55,029,893.01
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    288,448.36
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            288,448.36
     Class A Interest Paid                                           288,448.36

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        55,029,893.01
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         2,228,282.10
     Class A Base Principal Distribution Amount                    1,960,888.25
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,960,888.25

     Class A Principal Paid                                        1,960,888.25

     Class A Overdue Principal                                             0.00
                                                                  -------------

     Current Month Class A Principal Balance                      53,069,004.76

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,876,018.77
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   10,959.08
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           10,959.08
     Class B-1 Interest Paid                                          10,959.08

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,876,018.77
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         2,228,282.10
     Class B-1 Base Principal Distribution Amount                     66,848.46
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     66,848.46
                                                                   ------------

     Class B-1 Principal Paid                                         66,848.46


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,809,170.31

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,563,349.15
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   10,708.94
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           10,708.94
     Class B-2 Interest Paid                                          10,708.94

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,563,349.15
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         2,228,282.10
     Class B-2 Base Principal Distribution Amount                     55,707.05
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     55,707.05

     Class B-2 Principal Paid                                         55,707.05

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,507,642.10

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               62,534,795
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     26,056.16

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 26,056.16

     Servicer Fee Paid                                                26,056.16

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               62,534,795
     Back-Up Servicer Fee Rate                                           0.0200%
     One-twelfth                                                         0.0017%
     Back-up Servicer Fee                                              1,042.25

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                    1,042.25

     Back-Up Servicer Fee Paid                                         1,042.25

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        55,029,893.01
     Monthly Premium Rate                                                0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               11,006.00

     Premium Amount Paid                                              11,006.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                  No
                                                            -----------------

      (b)  Certificate Insurer makes an Insured Payment            No
                                                            -----------------

      (a)  Gross Charge-Off Event (Yes/No)                         No
                                                            -----------------

      (b)  Delinquency Trigger Event                               No
                                                            -----------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                           Gross                                Gross                            Monthly
                                          Defaults          Recoveries       Charge-Offs       ADCPB           Charge-Offs
                                          --------          ----------       -----------       -----           -----------
           2 months prior                  169,192             16,503          152,689       64,322,781           2.85%
           1 month prior                    86,324             85,979              345       62,534,795           0.01%
           Current                         188,245             82,696          105,549       60,474,973           2.09%


           3 Month Gross Charge-Off Ratio                                                                         1.65%
           Maximum Allowed                                                                                        2.50%


30+ DELINQUENCIES

                                                                                 Monthly
                                       Delinquencies         ADCPB             Delinquencies
                                       -------------         -----             -------------
           2 months prior                4,305,099         64,322,781               6.69%
           1 month prior                 3,417,798         62,534,795               5.47%
           Current month                 3,148,738         60,474,973               5.21%

                                Delinquency Ratio:                                  5.79%
                                Maximum Delinquency Ratio:                          7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                  No
                                                            -----------------

      (b)  Issuer Delinquency Trigger Ratio                        No
                                                            -----------------


GROSS DEFAULTS (>=180)

                                                                              Monthly
                                       Gross Defaults        ADCPB         Gross Defaults
                                       --------------        -----         --------------
           Current                               0         60,474,973          0.0000%
           1 month prior                    86,324         62,534,795          0.1380%
           2 months prior                   85,254         64,322,781          0.1325%
                                          --------         ----------          ------
           Sum/Average                     171,579         62,444,183          0.2748%
                                                                                    4
           Gross Defaults                                                        1.10%

                i A             Subordinated Percentage                          9.00%
               ii B             WAL of Remaining Leases                          2.08
                                Two                                              2.00
                                Ratio (i/ii)/2                                   2.17%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                                   Monthly
                                        Delinquencies       ADCPB                Delinquencies
                                        -------------       -----                -------------
           2 months prior                  444,353         64,322,781                0.69%
           1 month prior                   421,322         62,534,795                0.67%
           Current month                   310,271         60,474,973                0.51%

                                Issuer Delinquency Trigger Ratio:                    0.63%
                                Maximum Ratio Allowed:                               2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                             -----------------

      (2)  Has a Gross Charge-Off Event Occurred?                   No
                                                             -----------------

      (3)  Has a Delinquency Event Occurred?                        No
                                                             -----------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

       Aging/Delinquency Statistics

                                                                                               ADCPB            Total
       Current                                                                                 57,326,235          94.79%
       31-60 Days Past Due                                                                      1,979,272           3.27%
       61-90 Days Past Due                                                                        859,195           1.42%
       91+ Days Past Due                                                                          310,271           0.51%
                                                                                          ---------------     ----------

       Total                                                                                   60,474,973         100.00%


       Certificate Factors

       Class A Notes                                                                          0.837294737
       Class B-1 Notes                                                                        0.837294710
       Class B-2 Notes                                                                        0.837294729


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                             72,024,925.77
       Maximum Substitution (10% of Initial)                                                 7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)                          3,601,246.29

       Prior month Cumulative ADCPB Substituted                                              3,234,855.86
       Current month ADCPB Substituted                                                                 --
                                                                                          ---------------
       Cumulative ADCPB Substituted                                                          3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                      1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                                             --
                                                                                          ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                  1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                  5,205,473.60
       Current month ADCPB prepaid                                                             261,614.92
                                                                                          ---------------
       Cumulative ADCPB prepaid                                                              5,467,088.52

       Prior month Cumulative ADCPB Defaulted                                                1,758,968.91
       Current month ADCPB Defaulted                                                           107,197.83
                                                                                          ---------------
       Cumulative ADCPB Defaulted                                                            1,866,166.74

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                        367,008.19

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                  (155,539.19)
    Transfer of prior period Excluded Amounts not yet transferred                                (143,339.36)
    Collections Received [5.02 (b)(d)] 2,582,709.73 Excluded Amounts [5.02 (d)][Definition]    (1,170,570.47)
    Collections on Deposit due Collection Account [5.02 (d)]                                   (1,080,317.89)

    Ending Balance                                                                                399,951.01


COLLECTION ACCOUNT
    BEGINNING BALANCE, MARCH 1, 1998                                                                     960,840.78

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 1998
    Add:  Servicer Advance                                                                             1,135,494.93
    Add:  Payments due Collection Account from last 2 business days prior period                         155,539.19
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  March 10, 1998                                                      (2,251,874.90)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,080,317.89
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              3,096.68
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

    Ending balance on March 31, 1998 and April 1, 1998                                                 1,083,414.57

    Add: Servicer Advances to be deposited on Determination Date                                         939,485.51
    Add: Payments due Collection Acct from last 3 business days                                          409,056.14
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,431,956.22

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                      0.00
    Add: Balance deposited on closing date                                  0.00
    Add: Security Deposits [6.02 b]                                         0.00
    Less: Amounts to Collection Account [6.02 c]                            0.00
    Add:  Investment Earnings                                               0.00
                                                                            ----

    Ending balance on March 31, 1998                                        0.00

    Less: Amounts to Collection Account [6.02 c]                            0.00

    Adjusted Security Deposit  Account Balance                              0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                 0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Ending balance on March 31, 1998                                                                  0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                       2,431,956.22


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                          26,056.16
           (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               1,042.25

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  11,006.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            288,448.36

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        10,959.08

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          10,708.94

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,960,888.25

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         66,848.46
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        55,707.05
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              0.00


    Reviewed By:



    --------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 60,306,512.98
Current Month ADCPB (Before addition of New Property)             58,293,631.49
Base Principal Amount (Prior - Current)                            2,012,881.49
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    58,293,631.49

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        53,069,004.76
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    278,170.03
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            278,170.03
     Class A Interest Paid                                           278,170.03

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        53,069,004.76
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         2,012,881.49
     Class A Base Principal Distribution Amount                    1,771,335.71
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,771,335.71

     Class A Principal Paid                                        1,771,335.71

     Class A Overdue Principal                                             0.00
                                                                  -------------
     Current Month Class A Principal Balance                      51,297,669.05

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,809,170.31
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   10,568.57
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           10,568.57
     Class B-1 Interest Paid                                          10,568.57

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,809,170.31
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         2,012,881.49
     Class B-1 Base Principal Distribution Amount                     60,386.44
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     60,386.44
                                                                   ------------

     Class B-1 Principal Paid                                         60,386.44


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,748,783.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,507,642.10
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                   10,327.35
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           10,327.35
     Class B-2 Interest Paid                                          10,327.35

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,507,642.10
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         2,012,881.49
     Class B-2 Base Principal Distribution Amount                     50,322.04
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     50,322.04

     Class B-2 Principal Paid                                         50,322.04

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,457,320.06

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               60,306,513
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     25,127.71

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 25,127.71

     Servicer Fee Paid                                                25,127.71

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               60,306,513
     Back-Up Servicer Fee Rate                                           0.0200%
     One-twelfth                                                         0.0017%
     Back-up Servicer Fee                                              1,005.11

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                    1,005.11

     Back-Up Servicer Fee Paid                                         1,005.11

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        53,069,004.76
     Monthly Premium Rate                                                0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                               10,614.00

     Premium Amount Paid                                              10,614.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                 No
                                                          -------------------

      (b)  Certificate Insurer makes an Insured Payment           No
                                                          -------------------

      (a)  Gross Charge-Off Event (Yes/No)                        No
                                                          -------------------

      (b)  Delinquency Trigger Event                              No
                                                          -------------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                            Gross                               Gross                             Monthly
                                           Defaults           Recoveries     Charge-Offs         ADCPB           Charge-Offs
                                           --------           ----------     -----------         -----           -----------
           2 months prior                    86,324              85,979            345         62,534,795           0.01%
           1 month prior                    188,245              82,696        105,549         60,474,973           2.09%
           Current                          132,408              61,103         71,305         58,488,149           1.46%


           3 Month Gross Charge-Off Ratio                                                                           1.19%
           Maximum Allowed                                                                                          2.50%


30+ DELINQUENCIES

                                                                                   Monthly
                                        Delinquencies          ADCPB             Delinquencies
                                        -------------          -----             -------------
           2 months prior                 3,417,798          62,534,795              5.47%
           1 month prior                  3,148,738          60,474,973              5.21%
           Current month                  3,412,444          58,488,149              5.83%

                                 Delinquency Ratio:                                  5.50%
                                 Maximum Delinquency Ratio:                          7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                    No
                                                             -------------------

      (b)  Issuer Delinquency Trigger Ratio                          No
                                                             -------------------


GROSS DEFAULTS (>=180)

                                                                                    Monthly
                                       Gross Defaults          ADCPB             Gross Defaults
                                       --------------          -----             --------------
           Current                                0          58,488,149              0.0000%
           1 month prior                          0          60,474,973              0.0000%
           2 months prior                    86,324          62,534,795              0.1380%
                                             ------          ----------              ------
           Sum/Average                       86,324          60,499,306              0.1427%
                                                                                          4
                                                                                     ------
           Gross Defaults                                                             0.57%

                i A              Subordinated Percentage                              9.00%
               ii B              WAL of Remaining Leases                              2.08
                                 Two                                                  2.00
                                 Ratio (i/ii)/2                                       2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                              Monthly
                                         Delinquencies         ADCPB        Delinquencies
                                         -------------         -----        -------------
           2 months prior                   421,322          62,534,795         0.67%
           1 month prior                    310,271          60,474,973         0.51%
           Current month                    392,511          58,488,149         0.67%


                                 Issuer Delinquency Trigger Ratio:              0.62%
                                 Maximum Ratio Allowed:                         2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?       No
                                                             ---------------

      (2)  Has a Gross Charge-Off Event Occurred?                  No
                                                             ---------------

      (3)  Has a Delinquency Event Occurred?                       No
                                                             ---------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

Aging/Delinquency Statistics


                                                                                              ADCPB             Total
       Current                                                                                 55,075,706          94.17%
       31-60 Days Past Due                                                                      2,331,842           3.99%
       61-90 Days Past Due                                                                        688,091           1.18%
       91+ Days Past Due                                                                          392,511           0.67%
                                                                                          ---------------     ----------

       Total                                                                                   58,488,149         100.00%


       Certificate Factors

       Class A Notes                                                                          0.809347538
       Class B-1 Notes                                                                        0.809347508
       Class B-2 Notes                                                                        0.809347527


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                             72,024,925.77
       Maximum Substitution (10% of Initial)                                                 7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)                          3,601,246.29

       Prior month Cumulative ADCPB Substituted                                              3,234,855.86
       Current month ADCPB Substituted                                                                 --
                                                                                          ---------------
       Cumulative ADCPB Substituted                                                          3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                      1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                                             --
                                                                                          ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                  1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                  5,467,088.52
       Current month ADCPB prepaid                                                             450,010.73
                                                                                          ---------------
       Cumulative ADCPB prepaid                                                              5,917,099.25

       Prior month Cumulative ADCPB Defaulted                                                1,866,166.74
       Current month ADCPB Defaulted                                                           132,407.97
                                                                                          ---------------
       Cumulative ADCPB Defaulted                                                            1,998,574.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                        399,951.01

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                  (409,056.14)
    Transfer of prior period Excluded Amounts not yet transferred                                (106,041.08)
    Collections Received [5.02 (b)(d)] 2,410,827.96 Excluded Amounts [5.02 (d)][Definition]      (912,534.68)
    Collections on Deposit due Collection Account [5.02 (d)]                                   (1,245,307.99)

    Ending Balance                                                                                137,839.08


COLLECTION ACCOUNT
    BEGINNING BALANCE, APRIL 1, 1998                                                                   1,083,414.57

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 1998
    Add:  Servicer Advance                                                                               939,485.51
    Add:  Payments due Collection Account from last 2 business days prior period                         409,056.14
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  April 10, 1998                                                      (2,431,956.22)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,245,308.00
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              3,925.71
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

    Ending balance on April 30, 1998 and May 1, 1998                                                   1,249,233.71

    Add: Servicer Advances to be deposited on Determination Date                                         802,285.52
    Add: Payments due Collection Acct from last 3 business days                                          263,620.39
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,315,139.62

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                      0.00
    Add: Balance deposited on closing date                                  0.00
    Add: Security Deposits [6.02 b]                                         0.00
    Less: Amounts to Collection Account [6.02 c]                            0.00
    Add:  Investment Earnings                                               0.00
                                                                            ----

    Ending balance on April 30, 1998                                        0.00

    Less: Amounts to Collection Account [6.02 c]                            0.00

    Adjusted Security Deposit  Account Balance                              0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                 0.00
                                                                                                      ----
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Ending balance on April 30, 1998                                                                  0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Adjusted New Transferred Property Funding Account Balance                                         0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                     2,315,139.62


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                          25,127.71
           (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               1,005.11

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  10,614.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            278,170.03

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        10,568.57

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          10,327.35

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,771,335.71

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         60,386.44
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        50,322.04
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                         96,990.99


    Reviewed By:



    --------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 58,293,631.49
Current Month ADCPB (Before addition of New Property)             56,571,343.56
Base Principal Amount (Prior - Current)                            1,722,287.93
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    56,571,343.56

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        51,297,669.05
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    268,885.28
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            268,885.28
     Class A Interest Paid                                           268,885.28

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        51,297,669.05
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,722,287.93
     Class A Base Principal Distribution Amount                    1,515,613.38
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,515,613.38

     Class A Principal Paid                                        1,515,613.38

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      49,782,055.67

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,748,783.87
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                   10,215.81
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           10,215.81
     Class B-1 Interest Paid                                          10,215.81

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,748,783.87
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,722,287.93
     Class B-1 Base Principal Distribution Amount                     51,668.64
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     51,668.64
                                                                   ------------

     Class B-1 Principal Paid                                         51,668.64


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,697,115.23

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,457,320.06
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                    9,982.64
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                            9,982.64
     Class B-2 Interest Paid                                           9,982.64

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,457,320.06
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,722,287.93
     Class B-2 Base Principal Distribution Amount                     43,057.20
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     43,057.20

     Class B-2 Principal Paid                                         43,057.20

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,414,262.86

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                                 58,293,631
     Servicer Fee Rate                                                     0.5000%
     One-twelfth                                                           0.0417%
     Servicer Fee                                                       24,289.01

     Prior Servicer Fee Arrearage                                            0.00
     Servicer Fee Due                                                   24,289.01

     Servicer Fee Paid                                                  24,289.01

     Current Servicing Fee Arrearage                                         0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                                 58,293,631
     Back-Up Servicer Fee Rate                                             0.0200%
     One-twelfth                                                           0.0017%
     Back-up Servicer Fee                                                  971.56

     Prior Back-Up Servicer Fee Arrearage                                    0.00
     Total Back-Up Servicer Fee Due                                        971.56

     Back-Up Servicer Fee Paid                                             971.56

     Current Back-Up Servicing Fee Arrearage                                 0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                           291.67
     Trustee Fee Rate                                                      0.0100%

     Prior Trustee Fee Arrearage                                             0.00
     Total Trustee Fee Due                                                 291.67

     Trustee Fee Paid                                                      291.67

     Current Trustee Fee Arrearage                                           0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                          51,297,669.05
     Monthly Premium Rate                                                  0.0200%
     Prior Premium Arrearage                                                 0.00
     Premium Amount Due                                                 10,260.00

     Premium Amount Paid                                                10,260.00

     Current Premium Arrearage                                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                No
                                                           ----------------

      (b)  Certificate Insurer makes an Insured Payment          No
                                                           ----------------

      (a)  Gross Charge-Off Event (Yes/No)                       No
                                                           ----------------

      (b)  Delinquency Trigger Event                             No
                                                           ----------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                      Gross                           Gross                            Monthly
                                     Defaults       Recoveries     Charge-Offs      ADCPB            Charge-Offs
                                     --------       ----------     -----------      -----            -----------
           2 months prior             188,245          82,696        105,549      60,474,973            2.09%
           1 month prior              132,408          61,103         71,305      58,488,149            1.46%
           Current                    195,585         180,584         15,001      56,686,560            0.32%


           3 Month Gross Charge-Off Ratio                                                               1.29%
           Maximum Allowed                                                                              2.50%


30+ DELINQUENCIES

                                                                     Monthly
                                  Delinquencies      ADCPB        Delinquencies
                                  -------------      -----        -------------
           2 months prior           3,148,738      60,474,973          5.21%
           1 month prior            3,412,444      58,488,149          5.83%
           Current month            3,895,179      56,686,560          6.87%

                             Delinquency Ratio:                        5.97%
                             Maximum Delinquency Ratio:                7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                              No
                                                         ----------------

      (b)  Issuer Delinquency Trigger Ratio                    No
                                                         ----------------


GROSS DEFAULTS (>=180)

                                                                          Monthly
                                  Gross Defaults       ADCPB           Gross Defaults
                                  --------------       -----           --------------
           Current                      0          56,686,560              0.0000%
           1 month prior                0          58,488,149              0.0000%
           2 months prior               0          60,474,973              0.0000%
                                       --          ----------              ------
           Sum/Average                  0          58,549,894              0.0000%
                                                                                4
           Gross Defaults                                                    0.00%

                i A          Subordinated Percentage                         9.00%
               ii B          WAL of Remaining Leases                         2.08
                             Two                                             2.00
                             Ratio (i/ii)/2                                  2.17%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                    Monthly
                                   Delinquencies     ADCPB        Delinquencies
                                   -------------     -----        -------------
           2 months prior             310,271      60,474,973         0.51%
           1 month prior              392,511      58,488,149         0.67%
           Current month              423,412      56,686,560         0.75%


                             Issuer Delinquency Trigger Ratio:        0.64%
                             Maximum Ratio Allowed:                   2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                              ---------------

      (2)  Has a Gross Charge-Off Event Occurred?                   No
                                                              ---------------

      (3)  Has a Delinquency Event Occurred?                        No
                                                              ---------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

       Aging/Delinquency Statistics


                                                                                                     ADCPB             Total
       Current                                                                                        52,791,381         93.13%
       31-60 Days Past Due                                                                             2,283,191          4.03%
       61-90 Days Past Due                                                                             1,188,576          2.10%
       91+ Days Past Due                                                                                 423,412          0.75%
                                                                                                 ---------------     ---------

       Total                                                                                          56,686,560        100.00%


       Certificate Factors

       Class A Notes                                                                                 0.785434990
       Class B-1 Notes                                                                               0.785434957
       Class B-2 Notes                                                                               0.785434977


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                                    72,024,925.77
       Maximum Substitution (10% of Initial)                                                        7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)                                 3,601,246.29

       Prior month Cumulative ADCPB Substituted                                                     3,234,855.86
       Current month ADCPB Substituted                                                                        --
                                                                                                 ---------------
       Cumulative ADCPB Substituted                                                                 3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                             1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                                                    --
                                                                                                 ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                         1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                         5,917,099.25
       Current month ADCPB prepaid                                                                    365,126.87
                                                                                                 ---------------
       Cumulative ADCPB prepaid                                                                     6,282,226.12

       Prior month Cumulative ADCPB Defaulted                                                       1,998,574.71
       Current month ADCPB Defaulted                                                                  195,584.78
                                                                                                 ---------------
       Cumulative ADCPB Defaulted                                                                   2,194,159.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                         137,839.08
LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                   (263,620.39)
    Transfer of prior period Excluded Amounts not yet transferred                                  (53,783.49)
    Collections Received [5.02 (b)(d)] 2,137,998.81 Excluded Amounts [5.02 (d)][Definition]       (753,835.98)
    Collections on Deposit due Collection Account [5.02 (d)]                                    (1,136,223.16)

    Ending Balance                                                                                  68,374.87


COLLECTION ACCOUNT
    BEGINNING BALANCE, JUNE 1, 1998                                                                    1,249,233.71

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1998
    Add:  Servicer Advance                                                                               802,285.52
    Add:  Payments due Collection Account from last 2 business days prior period                         263,620.39
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  June 10, 1998                                                       (2,315,139.62)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,136,223.16
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              3,193.85
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

    Ending balance on June 30, 1998 and July 1, 1998                                                   1,139,417.01

    Add: Servicer Advances to be deposited on Determination Date                                         970,922.89
    Add: Payments due Collection Acct from last 3 business days                                          213,756.59
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,324,096.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                      0.00
    Add: Balance deposited on closing date                                  0.00
    Add: Security Deposits [6.02 b]                                         0.00
    Less: Amounts to Collection Account [6.02 c]                            0.00
    Add:  Investment Earnings                                               0.00
                                                                            ----

    Ending balance on June 30, 1998                                         0.00

    Less: Amounts to Collection Account [6.02 c]                            0.00

    Adjusted Security Deposit  Account Balance                              0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                 0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Ending balance on June 30, 1998                                                                   0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                      2,324,096.49


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                          24,289.01
           (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 971.56

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  10,260.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            268,885.28

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        10,215.81

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                           9,982.64

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,515,613.38

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         51,668.64
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        43,057.20
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        388,861.30


    Reviewed By:



    -------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 56,571,343.56
Current Month ADCPB (Before addition of New Property)             54,566,745.70
Base Principal Amount (Prior - Current)                            2,004,597.86
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    54,566,745.70

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        49,782,055.67
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    260,940.94
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            260,940.94
     Class A Interest Paid                                           260,940.94

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        49,782,055.67
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         2,004,597.86
     Class A Base Principal Distribution Amount                    1,764,046.12
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,764,046.12

     Class A Principal Paid                                        1,764,046.12

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      48,018,009.55

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,697,115.23
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                    9,913.98
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                            9,913.98
     Class B-1 Interest Paid                                           9,913.98

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,697,115.23
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         2,004,597.86
     Class B-1 Base Principal Distribution Amount                     60,137.94
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     60,137.94
                                                                   ------------

     Class B-1 Principal Paid                                         60,137.94


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,636,977.29

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,414,262.86
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                    9,687.70
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                            9,687.70
     Class B-2 Interest Paid                                           9,687.70

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,414,262.86
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         2,004,597.86
     Class B-2 Base Principal Distribution Amount                     50,114.95
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     50,114.95

     Class B-2 Principal Paid                                         50,114.95

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,364,147.91

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               56,571,344
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                     23,571.39

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                 23,571.39

     Servicer Fee Paid                                                23,571.39

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               56,571,344
     Back-Up Servicer Fee Rate                                           0.0200%
     One-twelfth                                                         0.0017%
     Back-up Servicer Fee                                                942.86

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                      942.86

     Back-Up Servicer Fee Paid                                           942.86

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                        49,782,055.67
     Monthly Premium Rate                                                0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                                9,956.00

     Premium Amount Paid                                               9,956.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                No
                                                         -------------------

      (b)  Certificate Insurer makes an Insured Payment          No
                                                         -------------------

      (a)  Gross Charge-Off Event (Yes/No)                       No
                                                         -------------------

      (b)  Delinquency Trigger Event                             No
                                                         -------------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                           Gross                            Gross                               Monthly
                                          Defaults       Recoveries       Charge-Offs          ADCPB          Charge-Offs
                                          --------       ----------       -----------          -----          -----------
           2 months prior                  132,408          61,103           71,305         58,488,149           1.46%
           1 month prior                   195,585         180,584           15,001         56,686,560           0.32%
           Current                         165,029         171,422           (6,394)        54,740,820          -0.14%


           3 Month Gross Charge-Off Ratio                                                                        0.55%
           Maximum Allowed                                                                                       2.50%


30+ DELINQUENCIES

                                                                            Monthly
                                       Delinquencies      ADCPB          Delinquencies
                                       -------------      -----          -------------
           2 months prior                3,412,444      58,488,149           5.83%
           1 month prior                 3,895,179      56,686,560           6.87%
           Current month                 1,952,407      54,740,820           3.57%

                                 Delinquency Ratio:                          5.42%
                                 Maximum Delinquency Ratio:                  7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                   No
                                                            -------------------

      (b)  Issuer Delinquency Trigger Ratio                         No
                                                            -------------------


GROSS DEFAULTS (>=180)

                                                                          Monthly
                                     Gross Defaults       ADCPB        Gross Defaults
                                     --------------       -----        --------------
           Current                        0             54,740,820         0.0000%
           1 month prior                  0             56,686,560         0.0000%
           2 months prior                 0             58,488,149         0.0000%
                                         --             ----------         ------
           Sum/Average                    0             56,638,510         0.0000%
                                                                                4
           Gross Defaults                                                    0.00%

                i A              Subordinated Percentage                     9.00%
               ii B              WAL of Remaining Leases                     2.08
                                 Two                                         2.00
                                 Ratio (i/ii)/2                              2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                           Monthly
                                        Delinquencies     ADCPB         Delinquencies
                                        -------------     -----         -------------
           2 months prior                  392,511      58,488,149          0.67%
           1 month prior                   423,412      56,686,560          0.75%
           Current month                   549,827      54,740,820          1.00%


                                 Issuer Delinquency Trigger Ratio:          0.81%
                                 Maximum Ratio Allowed:                     2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                               -----------------

      (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                               -----------------

      (3)  Has a Delinquency Event Occurred?                          No
                                                               -----------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

       Aging/Delinquency Statistics

                                                                                           ADCPB              Total
       Current                                                                               52,788,413          96.43%
       31-60 Days Past Due                                                                      687,523           1.26%
       61-90 Days Past Due                                                                      715,057           1.31%
       91+ Days Past Due                                                                        549,827           1.00%
                                                                                        ---------------     ----------

       Total                                                                                 54,740,820         100.00%


       Certificate Factors

       Class A Notes                                                                        0.757602802
       Class B-1 Notes                                                                      0.757602763
       Class B-2 Notes                                                                      0.757602786


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                           72,024,925.77
       Maximum Substitution (10% of Initial)                                               7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)                        3,601,246.29

       Prior month Cumulative ADCPB Substituted                                            3,234,855.86
       Current month ADCPB Substituted                                                               --
                                                                                        ---------------
       Cumulative ADCPB Substituted                                                        3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                    1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                                           --
                                                                                        ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                6,282,226.12
       Current month ADCPB prepaid                                                           295,434.14
                                                                                        ---------------
       Cumulative ADCPB prepaid                                                            6,577,660.26

       Prior month Cumulative ADCPB Defaulted                                              2,194,159.49
       Current month ADCPB Defaulted                                                         165,028.59
                                                                                        ---------------
       Cumulative ADCPB Defaulted                                                          2,359,188.08

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                            68,374.87

LOCKBOX ACCOUNT

    Transfer of prior period Payments not yet transferred to Collection Account                     (141,680.82)
    Transfer of prior period Excluded Amounts not yet transferred                                    (62,737.27)
    Collections Received [5.02 (b)(d)] 2,293,033.22 Excluded Amounts[5.02 (d)][Definition]          (942,710.34)
    Collections on Deposit due Collection Account [5.02 (d)]                                      (1,137,342.66)

    Ending Balance                                                                                    76,937.00


COLLECTION ACCOUNT
    BEGINNING BALANCE, JUNE 1, 1998                                                                    1,139,417.01

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1998
    Add:  Servicer Advance                                                                               970,922.89
    Add:  Payments due Collection Account from last 2 business days prior period                         213,756.59
    Add:  Add'l transfers                                                                                      0.00
    Add:  Amounts to Collection Acct from Security deposit account                                             0.00
    Less: Total distributions on  June 10, 1998                                                       (2,324,096.49)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,137,342.66
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              3,614.68
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                               0.00

    Ending balance on June 30, 1998 and July 1, 1998                                                   1,140,957.34

    Add: Servicer Advances to be deposited on Determination Date                                         706,937.74
    Add: Payments due Collection Acct from last 3 business days                                          341,708.47
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,189,603.55

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                      0.00
    Add: Balance deposited on closing date                                  0.00
    Add: Security Deposits [6.02 b]                                         0.00
    Less: Amounts to Collection Account [6.02 c]                            0.00
    Add:  Investment Earnings                                               0.00
                                                                            ----

    Ending balance on June 30, 1998                                         0.00

    Less: Amounts to Collection Account [6.02 c]                            0.00

    Adjusted Security Deposit  Account Balance                              0.00

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                 0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Ending balance on June 30, 1998                                                                   0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                      ----

    Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                      2,189,603.55


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                          23,571.39
           (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 942.86

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                   9,956.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            260,940.94

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                         9,913.98

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                           9,687.70

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,764,046.12

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

    (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         60,137.94
           provided no restricting event exists

    (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        50,114.95
           provided no restricting event or issuer restricting event exists

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              0.00


    Reviewed By:



    --------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer